UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-5104

Capital World Bond Fund, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Julie F. Williams
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

CAPITAL WORLD BOND FUND

Part of a well-balanced portfolio

[photo of pears in a fruit bowl]

Annual report for the year ended September 30, 2005

CAPITAL WORLD BOND FUND(R) seeks to maximize long-term total return,  consistent with  prudent  management,  by  investing  primarily  in a global  portfolio  of investment-grade  bonds  denominated in U.S. dollars and other  currencies.  The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 29  American  Funds.  The  organization  ranks among the nation's  three  largest  mutual  fund  families.  For more than seven  decades,
Capital  Research and Management  Company,(SM)  the American Funds adviser,  has invested  with a long-term  focus based on thorough  research  and  attention to risk.

FIGURES  SHOWN ARE PAST  RESULTS  FOR CLASS A SHARES AND ARE NOT  PREDICTIVE  OF
RESULTS IN FUTURE  PERIODS.  CURRENT  AND FUTURE  RESULTS MAY BE LOWER OR HIGHER
THAN THOSE  SHOWN.  SHARE PRICES AND RETURNS  WILL VARY,  SO INVESTORS  MAY LOSE
MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT
FDIC-INSURED,  NOR ARE THEY  DEPOSITS  OF OR  GUARANTEED  BY A BANK OR ANY OTHER
ENTITY.  FOR  THE  MOST  CURRENT   INFORMATION  AND  MONTH-END  RESULTS,   VISIT
AMERICANFUNDS.COM.  FUND RESULTS SHOWN, UNLESS OTHERWISE  INDICATED,  ARE AT NET
ASSET VALUE. IF A SALES CHARGE  (MAXIMUM  3.75%) HAD BEEN DEDUCTED,  THE RESULTS
WOULD HAVE BEEN LOWER.

Here are the  average  annual  total  returns  on a $1,000  investment  with all distributions reinvested for periods ended September 30, 2005:


                                                                    1 year           5 years          10 years
Class A shares
Reflecting 3.75% maximum sales charge                               +2.55%           +9.22%            +5.94%


The fund's investment adviser waived 5% of its management fees from September 1,
2004,  through March 31, 2005, and increased the waiver to 10% on April 1, 2005.
Fund results shown reflect the waiver, without which they would have been lower.
Please see the Financial Highlights table on page 23 for details.

The fund's 30-day yield for Class A shares as of October 31, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 3.56%, which reflects a fee waiver (3.51%  without the fee waiver).  The fund's  distribution rate for  Class A shares  as of that  date was  4.28%.  Both  reflect  the 3.75%
maximum  sales  charge.  The SEC  yield  reflects  the rate at which the fund is earning  income on its current  portfolio of securities  while the  distribution rate reflects the fund's past dividends paid to shareholders.  Accordingly,  the fund's SEC yield and distribution rate may differ.

Results for other share  classes can be found on page 30.  Please see the inside back cover for important information about other share classes.

The return of  principal  in bond funds is not  guaranteed.  Bond funds have the same  interest  rate,  inflation and credit risks that are  associated  with the underlying  bonds owned by the fund.  Investing in non-U.S.  bonds is subject to additional  risks.  They include  currency  fluctuations,  political  and social instability,  differing securities regulations and accounting standards,  higher transaction  costs,  possible  changes in taxation and  illiquidity.  High-yield bonds are  subject to greater  fluctuations  in value and risk of loss of income and principal. For more complete information, please read the prospectus.

FELLOW SHAREHOLDERS:

[photo of pears in a fruit bowl]

Rising  interest  rates,  higher  energy  prices and currency  movements  played prominent  roles in shaping  markets  during the past year.  Local bond  markets worldwide  delivered solid returns,  but a strengthening U.S. dollar eroded some of the gains for U.S.  investors.  Capital  World Bond Fund  benefited  from its broad global mix of bonds.

For the year ended September 30, 2005,  Capital World Bond Fund produced a total return of 6.5%.  Shareholders  received  dividends  totaling 82.3 cents a share.
This included an increase in the regular quarterly  dividend -- from 14 cents to
16  cents  -- as well  as a  special  dividend  of  22.3  cents a share  paid in
December.  Those who reinvested dividends earned an income return of 4.4%; those who elected to receive  dividends in cash earned an income  return of 4.3%.  The fund paid a capital gain of 10 cents per share in December  2004 and is expected to pay one at the end of this year, as well.

The  fund's  total  return  outpaced  the 3.2%  return of the  unmanaged  Lehman
Brothers  Global  Aggregate  Bond Index,  which does not include  expenses.  The fund's  results also surpassed the 4.6% return of the Lipper Global Income Funds
Index.

UNITED STATES

During Capital World Bond Fund's fiscal year, the U.S. economy continued to grow at a solid pace,  with  annualized  quarterly  GDP  between 3% and 4%.  Consumer spending,  employment and corporate profits remained strong, despite the drag of record-high  oil prices.  The Federal Reserve Board continued to gradually raise its  target  for the  federal  funds  rate (the rate at which  banks lend to one another on an overnight  basis) in an effort to keep  inflationary  pressures at bay.  Eight  quarter-point  increases  during  the  reporting  period  (plus  an additional  quarter-point  increase on November 1) brought the rate to 4.00%. In response, short-term government bond yields moved higher, while long-term yields unconventionally  trended lower.  (As a bond's yield rises,  its price declines, and vice versa.) This opposing movement resulted in a significant  flattening of the Treasury  yield curve,  which  indicates a very small  difference  in yields between longer and shorter maturity securities.  Although gains were made across all sectors, flattening yield curves favored longer dated issues, which finished the year on a strong note. Among domestic bonds, high-yield debt posted the best results,  largely  due  to  late-2004  gains.  U.S.  government  securities  and investment-grade corporate bonds posted low single-digit returns.

EUROPE

In Europe, markets faced political uncertainty,  slow economic growth and weaker currencies.  Momentum toward a stronger political and economic union slowed when
both  France  and  the   Netherlands   rejected  the  proposed   European  Union
constitution  and the June budget  summit failed to agree.  Economic  growth and domestic  demand in the euro zone remained weak. Its largest  economy,  Germany, continued to suffer from high unemployment, and Italy technically slipped into a recession.  Despite above-target  inflation,  the European Central Bank left its key lending rate unchanged at 2.00%, where it has been since June 2003. The Bank of England,  on the other hand, cut rates in August by a quarter-point  to 4.50%
to stimulate what had been one of Europe's stronger economic performers.  Sweden
also  lowered  its  benchmark   rate  by  a  half-point   to  1.50%,   owing  to
lower-than-expected  economic growth.  With yields falling,  returns on European government bonds surpassed those of their U.S.  counterparts.  However,  returns were not as strong in U.S. dollars as they were in local currencies.  Demand for
U.S. dollar-based  securities and growing interest rate differentials helped the dollar strengthen against European  currencies,  such as the euro, Swedish krona and British pound. While a significant portion of the fund's assets continued to be in bonds from euro zone countries, exposure to the euro was decreased through hedging.

[Begin Sidebar]

(as of September 30, 2005,                                        Cumulative              Average annual
with all distributions reinvested)                               total return              total return

Results at a glance

1 year                                                               +6.5%                        --
5 years                                                             +61.5%                    +10.1%
10 years                                                            +85.0%                     +6.3%
Lifetime (since August 4, 1987)                                    +291.1%                     +7.8%

[End Sidebar]

JAPAN

Japan enjoyed  positive  economic  growth for the third year in a row.  Domestic demand showed marked  improvement,  with higher consumer and corporate spending.
Unemployment  hit a  multi-year  low,  wages  improved,  and  corporate  profits strengthened.  With  the  economy  looking  more  resilient,  the  Bank of Japan forecasted an end to the country's  seven-year  deflationary  trend.  Government bond yields rose  slightly.  The fund  continued  to  decrease  its  exposure to
Japanese bonds, but maintained a sizable currency weighting in the yen.

GLOBAL CORPORATE BONDS

Corporate bond results weren't as strong as in the previous fiscal year. Despite favorable  corporate  earnings and generally low default  rates,  concerns about lower  relative  yields  and  credit  deterioration  in  the  auto  and  airline industries  underpinned weakness. In general,  lower quality securities outpaced higher quality bonds.  As of September 30,  corporate bonds accounted for nearly
24.7% of the fund's  assets,  which  included 5.2% in high-yield  corporate debt
securities.   Holdings  in  wireless  telecommunication  services,   diversified
telecommunication services and commercial banks were particularly helpful to the fund's overall returns.

DEVELOPING MARKETS

Developing-market  debt posted  double-digit  gains,  topping all other sectors.
Many  markets  were  aided  by  improving  macroeconomic  fundamentals,   higher
commodity prices and investors hungry for attractive yields.  Surging oil prices supported  oil-producing  countries,  such as Russia.  Argentina  benefited from rapid economic growth and the successful  restructuring  of over $100 billion in defaulted  debt. The financial  picture in Turkey improved as the country neared negotiations for potential  inclusion in the European Union. The fund's holdings in these countries -- as well as in Poland, South Korea,  Colombia and Mexico --
bolstered results.  Our exposure to bonds from emerging markets grew to 18.7% of the fund's assets, as of the fiscal year-end, up from 17.0% one year ago.

LOOKING AHEAD

With  short-term  interest  rates rising here at home,  but stable or falling in many other markets,  diversification becomes especially important. Capital World
Bond Fund, with its broad mandate, has the flexibility to seek out opportunities wherever they may be, taking advantage of differing economic,  interest rate and currency relationships. The fund blends more than 600 bonds -- denominated in 18 currencies  and from 49 countries -- to achieve its total return  objective  and offer  shareholders  an added layer of  diversification.  We invite you to learn more about the fund's objective and its role in a broader  investment  portfolio from  our  feature  article  beginning  on  page  5,  "Part  of a  well-balanced portfolio."

We thank you for your continued trust and support.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Mark H. Dalzell

Mark H. Dalzell
President

November 9, 2005

For current information about the fund, visit americanfunds.com.

Martin Fenton, an independent  Director of the fund since 1989, has been elected non-executive  chairman of the Board. Paul G. Haaga, Jr., the previous chairman, has been elected vice  chairman.  As  independent  Board chair,  Mr. Fenton will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas,  but will not have other executive or management  responsibilities  with the fund.  He will remain  unaffiliated  with
Capital Research and Management Company,  the fund's investment adviser, and any of its affiliates.

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown over the fund's lifetime

Fund  figures  reflect  deduction  of the maximum  sales  charge of 3.75% on the
$10,000 investment.(1) Thus, the net amount invested was $9,625(2).

[begin mountain chart]

Year            Capital         Consumer          Lehman Brothers      Citigroup World
Ended           World           Price Index       Global Aggregate     Government Bond       Original
September 30    Bond Fund(3)    (inflation)(5)    Bond Index (3,4)     Index (3)             Investment

1987 (6)        $9,589          $10,105           $ 9,865              $ 9,865               $10,000
1988            $10,852         $10,527            11,280               11,280               $10,000
1989            $11,444         $10,984            12,013               12,013               $10,000
1990            $12,354         $11,661            12,947               12,918               $10,000
1991            $14,343         $12,056            14,935               14,861               $10,000
1992            $15,699         $12,417            17,257               17,581               $10,000
1993            $17,332         $12,750            18,742               19,187               $10,000
1994            $17,225         $13,128            18,714               19,535               $10,000
1995            $20,343         $13,462            21,668               22,696               $10,000
1996            $21,903         $13,866            22,910               23,649               $10,000
1997            $22,863         $14,165            24,152               24,219               $10,000
1998            $24,330         $14,376            27,260               27,023               $10,000
1999            $24,252         $14,754            26,848               27,152               $10,000
2000            $23,308         $15,264            26,266               26,093               $10,000
2001            $24,748         $15,668            28,359               27,831               $10,000
2002            $26,967         $15,905            31,019               30,744               $10,000
2003            $32,721         $16,274            34,899               35,167               $10,000
2004            $35,325         $16,687            37,173               37,629               $10,000
2005            $37,635         $17,469            38,360               38,766               $10,000

[end mountain chart]

(1) As outlined in the prospectus, the sales charge is reduced for accounts
    (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 4.75% prior to January 10, 2000.
(3) With dividends and capital gains reinvested or interest compounded.
(4) Lehman Brothers Global Aggregate Bond Index did not exist until
    December 31, 1989. For the period August 4, 1987, to December 31, 1989, the
    Citigroup World Government Bond Index (formerly the Salomon Brothers World
    Government Bond Index) results were used.
(5) Computed from data supplied by the U.S. Department of Labor, Bureau of
    Labor Statistics.
(6) For the period August 4, 1987 (when the fund began operations), through
    September 30, 1987.

The market indexes are unmanaged and do not reflect sales  charges,  commissions or expenses.

Past results are not predictive of results in future periods.  The results shown are before taxes on fund distributions and sale of fund shares.

Average  annual total  returns based on a $1,000  investment  (for periods ended
9/30/05)*

                                              1 year                5 years              10 years

Class A shares                                 +2.55                +9.22%                +5.94%


*Assumes  reinvestment  of all  distributions  and payment of the maximum  3.75%
sales charge.

The fund's investment adviser waived 5% of its management fees from September 1,
2004,  through March 31, 2005, and increased the waiver to 10% on April 1, 2005.
Fund results shown reflect the waiver, without which they would have been lower.
Please see the Financial Highlights table on page 23 for details.

[photo of a bowl of fruit on top of a wood table top]

Capital  World Bond Fund's  objective  is to maximize  long-term  total  return, consistent with prudent management.

PART OF A WELL-BALANCED PORTFOLIO

Variety is much more than the proverbial "spice of life." It is essential to our well-being, and a critical element of prudent investing.

As capital  markets around the world have grown and matured,  it has become more common for  investors  to include  global  bond  funds in their  portfolios  for balance  and  diversification.  But not all funds  are alike -- some have  large positions in emerging  markets debt,  for example,  while others focus solely on currency movements. Capital World Bond Fund's objective is to maximize long-term total  return,  consistent  with  prudent  management.  It seeks to achieve this
objective  through  careful  research  and  a  broadly   diversified,   flexible
portfolio.  We hope this discussion  will help  shareholders  better  understand their fund and the long-term role it can play in a well-balanced portfolio.

THE COMPONENTS OF TOTAL RETURN
With  its  global  mandate,   Capital  World  Bond  Fund  has  helped  investors
participate in a broad spectrum of bond markets and sectors. When the fund began operations  in  1987,  only  seven  countries  were  represented  in the  fund's portfolio;  today there are 49. The fund has evolved over its lifetime,  but one thing has never changed: the commitment to achieving its total return objective.
The fund's managers don't reach for the highest yield or the highest return; nor do they invest  heavily in high-risk  sectors or gamble on  short-term  currency swings.  Instead,  they select bonds from around the world that,  in  aggregate, balance the three components of the fund's total return:  capital  appreciation, income and currency movements.

CAPITAL APPRECIATION
"Having a total return  objective  has distinct  advantages,  as it allows us to look beyond the yield of a bond," remarks Mark Dalzell, the fund's president and one of its five  portfolio  counselors.  "Most bond  funds have  income as their primary focus.  We can look at bonds with relatively low yields but good capital appreciation potential.  For example, in 2003, euro zone 10-year government bond yields  declined  to about  4%,  on par with U.S.  10-year  Treasuries.  At that point,"  adds  Mark,  "investors  might  have  concluded  that  there was little relative value left in the euro zone bond market,  which represents countries in the European Monetary Union. We felt otherwise, based on inflation differentials and relative  growth rates versus the U.S.  economy,  and in fact  increased our investment. Euro zone bond yields have fluctuated since then, but reached nearly
3% in  September -- about 100 basis  points  lower than U.S.  10-year  yields --
causing the fund's  euro zone bond  holdings to  substantially  outperform  U.S.
bonds."

[Begin Sidebar]
The global  fixed-income  market has matured  significantly  since Capital World
Bond Fund was  introduced in 1987,  providing an expanded menu of  opportunities for investors.

[photo of pears in a fruit basket]

THE UNITED STATES -- RARELY THE WORLD'S BEST BOND MARKET

                                  Best                    Best bond market               U.S. bond
Calendar year                  bond market            return (in U.S. dollars)          market return

1995                             Sweden                        +34.83%                    +18.30%
1996                              Italy                        +27.19                      +2.73
1997                         United Kingdom                    +10.34                      +9.64
1998                             France                        +21.25                     +10.00
1999                              Japan                        +15.53                      -2.45
2000                          United States                    +13.48                     +13.48
2001                          United States                     +6.73                      +6.73
2002                           Switzerland                     +35.07                     +11.64
2003                            Australia                      +37.35                      +2.27
2004                             Poland                        +35.96                      +3.53


Source: Citigroup World Government Bond Index, based on one-year total returns in U.S. dollars
[End Sidebar]

INCOME
A bond's coupon, or interest payment,  is also important.  The fund's ability to go  overseas  broadens  the search for yield.  However,  government  bond yields around the world,  including the United  States,  have declined over the life of the fund,  largely as the  result of lower  inflation.  Though the fund  invests primarily in government bonds from developed countries,  shareholders elected in
1999 to allow the fund to invest up to 25% of assets in higher yielding,  higher risk bonds.  "Since  mid-2002,  the fund's assets in higher yielding  securities have ranged from 10% to 18%. These changes have enhanced the fund's  flexibility and helped us produce  competitive  returns," remarks portfolio  counselor Susan
Tolson,  who specializes in high-yield  securities.  As of the fiscal  year-end,
6.3% of assets was invested in higher yielding  developing-market bonds and 4.5%
in high-yield developed market bonds.

GAINS OR LOSSES FROM CURRENCY INVESTMENTS
The third factor of total return, unique to international investing, is currency movements.  Currency  fluctuations  can  either  enhance  or reduce  the  fund's dividends and total returns.  Unlike many global bond funds,  Capital World Bond
Fund does not attempt to fully hedge its holdings against currency fluctuations.
Doing so  automatically  could be very  costly to  shareholders  and could limit returns. Instead, the fund's currency exposure is actively managed. "Each of the fund's  portfolio  counselors  decides whether or not to hedge a bond's currency exposure," explains portfolio  counselor Rob Neithart.  Over the past few years, many of the  world's  major  currencies  have  appreciated  against  the dollar, bolstering returns for investors.  However, currency fluctuations have tended to balance out over extended periods of time.

THE SELECTION PROCESS
Today Capital World Bond Fund's  portfolio  comprises more than 600  securities, representing  49 countries and 18 currencies.  Holdings range from government to corporate,  developed to developing  market and  investment-grade  to high-yield debt.  Investments are selected based on both global macroeconomic  analysis and intensive credit research.  Both are important and  complementary in our pursuit of attractive,  undervalued  bonds with good long-term  total return  potential.
Because the fund's portfolio counselors can act on their strongest  convictions, the fund's assets may at times be concentrated in certain  geographic regions or market sectors.

[Begin Pull Quote]
[photo of Mark Dalzell]
"Having a total return objective has distinct advantages, as it allows us to look beyond the yield of a bond."

-- Mark Dalzell
portfolio counselor
based in Los Angeles
[End Pull Quote]

[Begin Pull Quote]
[photo of Rob Neithart]
"Giving portfolio counselors the flexibility to invest in the markets or bonds of their highest convictions, rather than limiting them to specific sectors or regions, is vital to optimizing investment opportunities at any given time."

-- Rob Neithart
portfolio counselor
based in Los Angeles
[End Pull Quote]

A BALANCING ROLE
The fund's  focus on  long-term  returns is designed to help it play a similarly long-term  role in investors'  portfolios.  The breadth and  flexibility  of its portfolio offers  opportunities  for attractive  yields and returns,  as well as risk management.

History indicates that some of the most attractive bond market returns have been overseas. In the past 10 calendar years, for example, the best bond market among developed  countries  has  been a  non-U.S.  market  80% of  the  time.  "Giving portfolio  counselors the flexibility to invest in the markets or bonds of their highest  convictions,  rather than limiting them to specific sectors or regions, is vital to  optimizing  investment  opportunities  at any given time," adds Rob
Neithart.

A global  perspective  helps in the search for yield.  "Even as world  economies have become more  interdependent  and  interconnected,  different  countries are typically in  different  phases of their  interest  rate cycles at any moment in time," remarks portfolio counselor, Jim Mulally. This allows investment managers to shift assets to countries with the most likely  prospects for stable to lower
interest  rates  --  or  toward  higher  yielding,   higher  risk  bonds,   when
appropriate.

DIVERSIFICATION AND RISK MANAGEMENT
Of course,  the  potential for higher  returns  often comes with greater  risks, which is why Capital World Bond Fund typically plays a complementary  role in an investor's overall portfolio.  The diverse patterns of each country's  economic, business and market cycles  present an  opportunity  for long-term  investors to spread their assets across various  sectors and lessen their exposure to any one market.

"It's nearly  impossible to know which bonds or regions are going to deliver the best returns in a given year," states portfolio  counselor Thomas Hogh.  "That's why it's  best to have a mix of  investments  in your  portfolio  at all  times.
You're  likely to do better  over the long term by  remaining  invested  through entire market cycles, rather than trying to pick the right time to invest." Over the past 30 calendar years,  for example,  a portfolio  invested 20% in non-U.S.
bonds and 80% in U.S. bonds, both government and corporate, would have generated greater returns, with less volatility, than a 100% U.S. bond portfolio.(1)

(1) Sources: U.S. bonds 1975: Lehman Brothers Government/Corporate Bond Index;
    U.S. bonds 1976-2004: Lehman Brothers Aggregate Bond Index; non-U.S. bonds
    1975-77: Ibbotson, Carr and Robinson, "International Equity and Bond
    Returns," Financial Analyst Journal, July 1982; non-U.S. bonds 1978-84:
    Citigroup Non-U.S. Dollar World Bond Index; non-U.S. bonds 1985-2004:
    Citigroup Non-U.S. Dollar World Government Bond Index. All indexes are unmanaged.

[Begin Pull Quote]
[photo of Thomas Hogh]
"You're likely to do better over the long term by remaining invested through entire market cycles, rather than trying to pick the right time to invest."

-- Thomas Hogh
portfolio counselor
based in London
[End Pull Quote]

[Begin Sidebar]
Non-U.S. bond markets have not typically moved in synch with U.S. markets.

[photo of a bowl of fruit on a wood table top]

CAPITAL WORLD BOND FUND HAS OFFERED A CUSHION AGAINST U.S. MARKET DECLINES

Figures  shown are past  results  for Class A shares and are not  predictive  of results in future  periods.  Current  and future  results may be lower or higher than those  shown.  Share prices and returns  will vary,  so investors  may lose
money.  For  the  most  current   information  and  month-end   results,   visit
americanfunds.com.  Fund results shown, unless otherwise  indicated,  are at net asset value. If a sales charge  (maximum  3.75%) had been deducted,  the results would have been lower.

[begin bar chart]
                                    U.S.   Capital World
                                  stocks       Bond Fund
8/25/87 - 12/4/87                 -32.8%            7.0%
7/16/90 - 10/11/90                -19.2             4.6
7/17/98 - 8/31/98                 -19.1            -0.6
3/24/00 - 10/9/02                 -47.4            12.0
[end bar chart]

Capital World Bond Fund
U.S. stocks

Source for U.S. stocks: the unmanaged Standard & Poor's 500 Composite Index.
Results include reinvestment of all distributions.
[End Sidebar]

Owning non-U.S.  bonds can be especially important during periods of rising U.S.
interest  rates,  since they can sometimes help to offset price declines in U.S.
bonds.  "With fewer currencies  pegged to the U.S.  dollar,  and more countries'
economies  and  bond  markets  maturing,   diversification   opportunities  have
multiplied," notes Jim Mulally.

Global bonds have also offered a haven during severe U.S. stock market declines.
As the chart at left  shows,  Capital  World Bond Fund has  helped  shareholders weather all four U.S. stock market declines of 15% or more.

Capital  World  Bond  Fund  seeks  new  opportunities  from  an  ever-broadening
universe,   as  it  continues  to  emphasize   intensive  research  and  prudent
management.  With its wide  variety of  countries  and  sectors,  as well as its multiple avenues for appreciation, income and currency gains, Capital World Bond
Fund  offers  its  shareholders  balance  and  diversification.   For  long-term
investors, these are essential tools for limiting risks and reaping rewards.

[photo of six pears lined up in a row]

A SYSTEM FOR ALL SEASONS

Diversification is more than an investment  philosophy;  it is a key part of the
American Funds  investment  process.  Capital World Bond Fund is managed by five portfolio  counselors:  Four  manage with a global  mandate,  and one focuses on corporate  high-yield debt. Each  independently  manages a portion of the fund's assets,  subject to its objectives and overall guidelines.  They have an average of 22 years of total investment experience and 11 years as a counselor with this fund.* An additional  segment,  the fund's research  portfolio,  is managed by a group of research  analysts,  who invest in securities  within the industries or regions they follow,  bringing to bear their specialized expertise on the fund's results.  "The system  itself is a natural  diversifier.  No two  counselors  or analysts think alike, so each invests  differently.  One  counselor's  strongest conviction  might be another's  area of caution,"  explains Mark  Dalzell.  This balanced  blend of  differing  investment  approaches  and  styles has tended to deliver consistent results over longer time periods.

A wealth of experience*

                               Years with fund as              Years with American Funds                    Years of
Portfolio counselor            portfolio counselor                   or affiliates                    investment experience

Mark Dalzell                           15                                 17                                   28
Thomas Hogh                            10                                 16                                   19
James Mulally                          18                                 25                                   29
Robert Neithart                         6                                 18                                   18
Susan Tolson                            6                                 16                                   17


The fund is supported by the integrated  global research network of its adviser,
Capital Research and Management Company,  with 11 research offices worldwide and
150 investment  professionals who come from 30 countries and speak more than two dozen languages.

*As of December 2005

ABOUT YOUR FUND

Capital World Bond Fund offers  shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency.  This broad mandate  allows the fund to seek a high level of total
return   through   capital   appreciation,   through  a  wide  range  of  income
opportunities and from changing currency relationships.

PORTFOLIO SUMMARY

Percent of net assets as of September 30, 2005

[begin pie chart]
Non-U.S. government/agency securities          52.3%
Non-U.S. corporate bonds                       16.6%
U.S. Treasury bonds & notes                    12.5%
U.S. corporate bonds                            6.9%
Mortgage- and asset-backed securities           5.2%
U.S. government agency bonds & notes            0.6%
Other securities                                1.2%
Cash & equivalents                              4.7%
[end pie chart]

NET ASSETS AND PORTFOLIO TURNOVER


                        Fund net assets               Portfolio
Fiscal year               (millions)                  turnover

2005                          $2,825                    72%
2004                           1,635                    79
2003                           1,037                    83
2002                             577                    48
2001                             408                    61


EXPENSE RATIOS

as of September 30, 2005

Capital World Bond Fund (Class A shares)                             0.93%*
Lipper Global Income Funds Average
     (front-end load funds only)                                     1.23


* The fund's investment adviser waived 5% of its management fees from
  September 1, 2004, through March 31, 2005, and increased the waiver to 10% on
  April 1, 2005. Expense ratios shown reflect the waiver, without which they would have been higher. Please see the Financial Highlights table on page 23 for details.

CAPITAL WORLD BOND FUND NET ASSETS

as of September 30, 2005                          Before             After
                                                 currency          currency
                                                  hedging           hedging

United States                                     38.7%              43.5%
Europe                                            43.9               30.7
Japan                                              7.3               17.6
Dollar bloc*                                       3.4                1.5
Other+                                             6.7                6.7


Securities  and currency  weightings may differ due to the fund's use of hedging techniques  designed to control its exposure to  fluctuations in exchange rates.
Short-term investments, cash equivalents,  receivables and payables are included in the securities weighting.

*Dollar bloc includes Australia, Canada and New Zealand.
+ Mexico, South Korea, Argentina, Colombia, Indonesia, Israel.

WHERE THE FUND'S ASSETS ARE INVESTED...

....and how those markets have done over the past year
as of September 30, 2005


                                          Capital World Bond Fund                     Government bond
                                                                                  market total returns(1)
                                                                                      12 months ended
                                                                                    September 30, 2005
                                                 Currency
                                                 weighting                  In local                   In U.S.
Country                                       (after hedging)               currency                   dollars

United States(2)                                   43.5%                       2.5%                      2.5%
European Monetary Union(3)                         18.5                        8.6                       5.4
Japan                                              17.6                        1.0                      -1.8
United Kingdom                                      5.6                        8.3                       5.9
Sweden                                              2.0                        9.4                       3.0
Israel                                              1.9                         --*                       --*
South Korea                                         1.8                         --*                       --*
Poland                                              1.7                       14.2                      23.6
Turkey                                              1.7                         --*                       --*
Argentina                                           1.5                         --*                       --*
Mexico                                              1.4                         --*                       --*
Denmark                                             1.2                        8.6                       5.1
Canada                                              0.7                        9.0                      18.8
Australia                                           0.6                        5.7                      11.4
Indonesia                                           0.1                         --*                       --*
New Zealand                                         0.2                        7.4                      10.1


(1) Source: Citigroup World Government Bond Index, based on bonds with remaining maturities of at least one year.
(2) Includes U.S. dollar-denominated bonds of other countries, totaling 17.1%.
(3) Euro-denominated bonds including corporate and European government debt.
    European Monetary Union consists of Austria, Belgium, Finland, France,
    Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

*This market is not included in the Citigroup World Government Bond Index.

SUMMARY INVESTMENT PORTFOLIO, September 30, 2005

The following summary investment  portfolio is designed to streamline the report and help investors better focus on a fund's principal  holdings.  For details on how to obtain a complete schedule of portfolio  holdings,  please see the inside back cover.



                                                                                 Principal                Market         Percent
                                                                                    amount                 value          of net
Bonds & notes  - 94.11%                                                               (000)                 (000)         assets

Euros  - 30.61%
German Government:
 5.375% 2010                                                        (euro)          12,150            US$ 16,190
 5.25% 2011                                                                         63,180                85,148
 5.00% 2012                                                                         22,800                30,903
 4.50% 2013                                                                         47,500                62,867
 6.25% 2024                                                                         28,800                47,523
 6.25% 2030                                                                         17,965                30,908
 5.50% 2031                                                                         10,000                15,823
 4.25%-6.50% 2005-2028                                                              31,660                40,461           11.67
France (Republic of) Treasury Note 5.00% 2006                                        5,205                 6,303
French Government:
 OAT 4.00% 2009                                                                     50,650                63,848
 OAT 5.00% 2011                                                                     24,355                32,815
 OAT 4.75% 2035                                                                     13,845                20,104
 OAT 0%-5.50% 2009-2055 (1)                                                         16,450                16,237            4.93
General Motors Corp.:
 7.25% 2013                                                                         18,965                18,945
 5.375%-6.00% 2008-2011                                                             13,020                14,039            1.17
Netherlands Government 5.00%-7.50% 2007-2028                                        23,365                32,259            1.14
Spanish Government:
 6.15% 2013                                                                         11,500                16,695
 3.25%-4.80% 2006-2010                                                               9,810                12,105            1.02
Belgium (Kingdom of) 4.25% 2014                                                     14,520                18,986             .67
Allied Irish Banks, PLC 4.781% (undated) (2)                                        13,560                16,601             .59
Aries Vermogensverwaltungs GmbH, Series B, 7.75% 2009                                1,500                 2,122             .08
Other securities                                                                                         263,904            9.34
                                                                                                         864,786           30.61

Japanese yen  - 7.35%
Japanese Government:
 0.10% 2005                                                         (Y)          2,128,800                18,744
 0.90% 2008                                                                      8,143,500                72,734
 1.80% 2010                                                                      2,767,500                25,566
 0.50% 2013                                                                      6,224,250                51,921
 1.50% 2014                                                                      2,412,800                21,494
 0.40%-0.50% 2006-2007                                                             350,000                 3,097            6.85
Spain (Kingdom of) 3.10% 2006                                                      370,000                 3,353             .12
Other securities                                                                                          10,812             .38
                                                                                                         207,721            7.35

British pounds  - 6.52%
United Kingdom:
 5.00% 2012                                                         (pound)         13,500                24,821
 5.00% 2014                                                                         17,255                32,038
 4.75% 2015                                                                         10,450                19,126
 8.00% 2015                                                                          6,460                14,884
 4.25%-7.50% 2006-2036 (1)                                                         22,275                42,970            4.73
Other securities                                                                                          50,513            1.79
                                                                                                         184,352            6.52

Australian dollars  - 2.50%
Queensland Treasury Corp. 6.00% 2015                                A$              44,690                35,347            1.25
New South Wales Treasury Corp.:
 6.00% 2012                                                                         23,000                17,907
 5.50% 2014                                                                         20,750                15,739            1.19
Other securities                                                                                           1,557             .06
                                                                                                          70,550            2.50

Swedish kronor  - 2.01%
Swedish Government:
 5.25% 2011                                                         SKr            158,250                22,924
 6.75% 2014                                                                         88,000                14,553
 5.00%-8.00% 2007-2009                                                              74,590                10,417            1.69
Other securities                                                                                           8,994             .32
                                                                                                          56,888            2.01

Israeli shekels  - 1.94%
Israel Government:
 7.00% 2011                                                         ILS             42,000                 9,832
 7.50% 2014                                                                        186,490                44,933            1.94
                                                                                                          54,765            1.94

South Korean won  - 1.76%
Korean Government:
 4.50% 2008                                                         KRW         36,430,750                34,818
 4.25%-4.50% 2009-2014                                                          16,214,000                14,920            1.76
                                                                                                          49,738            1.76

New Turkish lire  -  1.75%
Turkey (Republic of):
 20.00% 2007                                                        TRY             30,398                24,574
 15.00% 2010                                                                        19,277                15,120
 Treasury Bill 0% 2006                                                              14,515                 9,722            1.75
                                                                                                          49,416            1.75

Polish zloty  - 1.66%
Polish Government:
 5.75% 2010                                                         PLZ             45,000                14,414
 6.00% 2010                                                                         99,500                32,362            1.66
                                                                                                          46,776            1.66

Argentine pesos  - 1.49%
Argentina (Republic of):
 6.501% 2033 (1)   (3)                                              ARS             63,121                24,245
 0.72%-2.00% 2016-2038 (1) (4)                                                      80,689                17,772            1.49
                                                                                                          42,017            1.49

Mexican pesos  - 1.43%
United Mexican States Government:
 Series M20, 8.00% 2023                                             MXP            178,587                15,387
 8.00%-10.50% 2011-2024                                                            250,386                24,928            1.43
                                                                                                          40,315            1.43

Danish kroner  - 1.15%
Nykredit 4.00% 2035 (5)                                             DKr            201,320                32,003            1.13
Other securities                                                                                             597             .02
                                                                                                          32,600            1.15

U.S. dollars  - 32.95%
U.S. Treasury:
 1.875% 2006 (6)                                                    US$             17,475                17,369
 4.75% 2008 (6)                                                                     28,500                28,963
 5.75% 2010 (6)                                                                     30,550                32,579
 4.25% 2013 (6)                                                                     47,500                47,329
 4.25% 2014 (6)                                                                     73,000                72,544
 4.25% 2014 (6)                                                                     15,950                15,833
 5.25% 2029 (6)                                                                     43,675                47,619
 1.625%-8.875% 2006-2030 (1) (6)                                                    82,356                90,485           12.49
Freddie Mac 4.054%-6.00% 2010-2035 (2) (5) (6)                                      40,180                39,633            1.40
Aries Vermogensverwaltungs GmbH, Series C:
 9.60% 2014 (7)                                                                      4,000                 5,290
 9.60% 2014                                                                         19,500                25,789            1.10
Russian Federation 5.00%/7.50% 2030 (8)                                             22,900                26,335             .93
Argentina (Republic of) 3.504% 2012 (2)                                             11,300                 8,989             .32
General Motors Corp. 7.20% 2011  (6)                                                 1,020                   913
General Motors Acceptance Corp. 6.07%-8.00% 2011-2031 (2) (6)                        3,325                 2,983
Residential Capital Corp. 6.875% 2015 (7)                                            1,510                 1,583             .19
Polish Government 5.25% 2014                                                         3,200                 3,300             .12
Turkey (Republic of) 11.875% 2030                                                    1,500                 2,209             .08
United Mexican States Government Global 7.50% 2033                                   1,440                 1,674             .06
Other securities                                                                                         459,429           16.26
                                                                                                         930,848           32.95

Other currencies - 0.99%                                                                                  28,029             .99

Total bonds & notes (cost: $2,593,012,000)                                                             2,658,801           94.11

                                                                                                          Market         Percent
                                                                                                           value          of net
Rights & warrants  - 0.00%                                                                                  (000)         assets

Total rights & warrants (cost: $52,000)                                                                       -*             .00

                                                                                                          Market         Percent
                                                                                                           value          of net
Preferred securities  - 1.23%                                                                               (000)         assets

U.S. dollars  - 1.07%                                                                      US$            30,107            1.07
Euros - 0.16%                                                                                              4,580             .16
Total preferred securities (cost: $34,998,000)                                                            34,687            1.23

                                                                                                          Market         Percent
                                                                                                           value          of net
Common stocks  - 0.00%                                                                                      (000)         assets

Total common stocks (cost: $204,000)                                                       US$                26             .00

                                                                                 Principal                Market         Percent
                                                                                    amount                 value          of net
Short-term securities  - 4.71%                                                        (000)                 (000)         assets

Barton Capital LLC 3.59%-3.80% due 10/12-10/14/2005 (6) (7)         US$             22,700 US$            22,670             .80
National Australia Funding (DE) Inc. 3.74% due 10/4/2005 (7)                        22,500                22,491             .80
Total Capital S.A. 3.775% due 10/3/2005 (7)                                         20,000                19,994             .71
Swedish Export Credit Corp. 3.75% due 10/5/2005                                     15,000                14,992             .53
Rabobank USA Financials Corp. 3.72% due 10/13/2005 (6)                              14,600                14,580             .52
Freddie Mac 3.58% due 11/1/2005 (6)                                                  5,500                 5,483             .19
Other securities                                                                                          32,927            1.16

Total short-term securities (cost: $133,137,000)                                                         133,137            4.71

Total investment securities (cost: $2,761,403,000)                                                     2,826,651          100.05
Other assets less liabilities                                                                             (1,307)          (0.05)

Net assets                                                                                 US$               2,825,344   100.00%


* Amount less than one thousand.

"Other securities"  includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment  portfolio apply to either the individual  securities  noted or one or more of the  securities  aggregated  and listed as a single item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Coupon rate may change periodically.
(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4) Company not making scheduled interest payments; bankruptcy proceedings pending.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.  Therefore, the effective maturities are shorter than the stated maturities.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(7) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $262,595,000, which  represented 9.29% of the net assets of the fund.
(8) Step bond; coupon rate will increase at a later date.

See Notes to Financial Statements.

Financial statements

Statement of assets and liabilities
at September 30, 2005                         (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market (cost: $2,761,403)                                                               $2,826,651
 Cash                                                                                                                    675
 Receivables for:
  Sales of investments                                                          $33,554
  Sales of fund's shares                                                         12,446
  Open forward currency contracts                                                 7,224
  Closed forward currency contracts                                               1,093
  Interest                                                                       47,437                              101,754
                                                                                                                   2,929,080
Liabilities:
 Payables for:
  Purchases of investments                                                       82,878
  Repurchases of fund's shares                                                    4,957
  Open forward currency contracts                                                10,106
  Closed forward currency contracts                                               2,333
  Investment advisory services                                                    1,095
  Services provided by affiliates                                                 1,058
  Deferred Directors' compensation                                                   84
  Other fees and expenses                                                         1,225                              103,736
Net Assets at September 30, 2005                                                                                  $2,825,344

Net assets consist of:
 Capital paid in on shares of capital stock                                                                       $2,687,512
 Undistributed net investment income                                                                                  46,567
 Undistributed net realized gain                                                                                      30,433
 Net unrealized appreciation                                                                                          60,832
Net Assets at September 30, 2005                                                                                  $2,825,344


Total authorized capital stock - 200,000 shares,  $.001 par value (146,342 total shares outstanding)


                                                                                                             Net asset value
                                                                 Net assets          Shares outstanding        per share (1)

Class A                                                          $1,907,001                      98,609               $19.34
Class B                                                             111,184                       5,788                19.21
Class C                                                             204,072                      10,666                19.13
Class F                                                             387,926                      20,142                19.26
Class 529-A                                                          38,541                       1,989                19.38
Class 529-B                                                           6,560                         341                19.26
Class 529-C                                                          19,379                       1,007                19.25
Class 529-E                                                           2,387                         124                19.30
Class 529-F                                                           3,057                         158                19.31
Class R-1                                                             2,323                         121                19.24
Class R-2                                                            26,226                       1,364                19.23
Class R-3                                                            43,281                       2,240                19.32
Class R-4                                                            10,735                         555                19.34
Class R-5                                                            62,672                       3,238                19.35


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and
    529-A, for which the maximum offering prices per share were $20.09 and
    $20.14, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005                   (dollars in thousands)


Investment income:
 Income:
  Interest (net of non-U.S. withholding tax of $946)                                                           $108,934

 Fees and expenses(1):
  Investment advisory services                                              12,300
  Distribution services                                                      8,074
  Transfer agent services                                                    2,035
  Administrative services                                                    1,203
  Reports to shareholders                                                      164
  Registration statement and prospectus                                        308
  Postage, stationery and supplies                                             283
  Directors' compensation                                                       46
  Auditing and legal                                                            96
  Custodian                                                                    632
  State and local taxes                                                         34
  Other                                                                         36
   Total expenses before reimbursements/waivers                             25,211
 Less reimbursement/waiver of expenses:
  Investment advisory services                                                 961
  Administrative services                                                       88
  Total expenses after reimbursements/waivers                                                                    24,162
 Net investment income                                                                                           84,772

Net realized gain and unrealized
 depreciation on investments and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                               68,923
  Non-U.S. currency transactions                                            (1,454)                              67,469
 Net unrealized depreciation on:
  Investments                                                              (46,577)
  Non-U.S. currency translations                                            (4,483)                             (51,060)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                         16,409
Net increase in net assets resulting from operations                                                           $101,181


(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets                     (dollars in thousands)


                                                                                                Year ended September 30
                                                                                       2005                                 2004
Operations:
 Net investment income                                                              $84,772                              $49,413
 Net realized gain on investments and
  non-U.S. currency transactions                                                     67,469                               25,042
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                                 (51,060)                              23,507
  Net increase in net assets
   resulting from operations                                                        101,181                               97,962

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income and currency gains and non-U.S.
    currency gains                                                                  (85,943)                             (51,137)
 Distributions from net realized gain
  on investments                                                                     (9,745)                                   -
   Total dividends and distributions paid
    to shareholders                                                                 (95,688)                             (51,137)

Capital share transactions                                                        1,184,835                              550,870

Total increase in net assets                                                      1,190,328                              597,695

Net assets:
 Beginning of year                                                                1,635,016                            1,037,321
 End of year (including undistributed
  net investment income: $46,567 and $22,154,
  respectively)                                                                  $2,825,344                           $1,635,016


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION  - Capital World Bond Fund,  Inc. (the "fund") is registered  under the  Investment  Company Act of 1940 as an open-end,  nondiversified  management
investment  company.   The  fund  seeks  to  maximize  long-term  total  return,
consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies.  The fund may also invest in lower quality, high-yield debt securities.

The fund offers 14 share classes  consisting of four retail share classes,  five
CollegeAmerica(R)  savings  plan share  classes and five  retirement  plan share classes.  The CollegeAmerica  savings plan share classes (529-A,  529-B,  529-C,
529-E  and  529-F)  can be  utilized  to save for  college  education.  The five retirement  plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion  rights.  The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation  proceeds.  Each share class has identical voting rights, except for the exclusive right to vote on matters  affecting only its class.  Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different  arrangements for distribution,  administrative and shareholder services.  Differences  in  class-specific  fees and  expenses  will  result  in differences in net investment  income and,  therefore,  the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with  accounting  principles  generally  accepted in the United States of
America.  These principles  require management to make estimates and assumptions that affect reported amounts and  disclosures.  Actual results could differ from those  estimates.  The  following  is a summary  of the  significant  accounting policies followed by the fund:

          SECURITY  VALUATION  - Equity  securities  are valued at the  official closing  price of, or the last reported sale price on, the exchange or market  on  which  such  securities  are  traded,  as of the  close of business on the day the  securities  are being valued or,  lacking any sales,  at the last available bid price.  Prices for each security are taken  from the  principal  exchange  or market in which the  security
          trades.  Fixed-income  securities,   including  short-term  securities
          purchased  with  more  than 60 days left to  maturity,  are  valued at prices  obtained from an independent  pricing service when such prices
          are  available.   However,  where  the  investment  adviser  deems  it
          appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices,  if asked prices are not available) or at prices  for  securities  of  comparable  maturity,  quality  and type.
          Securities  with both  fixed-income  and  equity  characteristics,  or equity securities traded principally among fixed-income  dealers,  are valued in the manner described above for either equity or fixed-income securities,  depending on which method is deemed most  appropriate  by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost,  which  approximates  market value. The value of short-term  securities  originally  purchased with maturities  greater than 60 days is  determined  based on an amortized value to par when they reach 60 days or less  remaining  to  maturity.
          The ability of the issuers of the debt  securities held by the fund to meet their  obligations may be affected by economic  developments in a specific  industry,  state or region.  Forward currency  contracts are valued at the mean of  representative  quoted  bid and  asked  prices.
          Securities and other assets for which representative market quotations are not readily  available are fair valued as determined in good faith
          under  procedures   adopted  by  authority  of  the  fund's  Board  of
          Directors.  Various  factors  may be  reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business  developments  of the  issuer;  actively  traded  similar  or related  securities;  conversion  or exchange  rights on the security;
          related  corporate  actions;  significant  events  occurring after the close of  trading in the  security;  and  changes  in  overall  market conditions.

          SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  -  Security
          transactions  are  recorded  by the fund as of the date the trades are executed  with  brokers.  Realized  gains  and  losses  from  security transactions are determined  based on the specific  identified cost of the  securities.  In the event a security is purchased  with a delayed payment date, the fund will segregate liquid assets sufficient to meet
          its  payment  obligations.   Dividend  income  is  recognized  on  the
          ex-dividend  date and  interest  income is  recognized  on an  accrual basis.  Market  discounts,  premiums and original  issue  discounts on fixed-income  securities are amortized daily over the expected life of the security.

          CLASS   ALLOCATIONS   -  Income,   fees  and   expenses   (other  than
          class-specific  fees and expenses) and realized and  unrealized  gains and losses are  allocated  daily among the various share classes based on their relative net assets.  Class-specific fees and expenses,  such as distribution,  administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions  paid to  shareholders  are recorded on the  ex-dividend date.

          NON-U.S.  CURRENCY  TRANSLATION  - Assets and  liabilities,  including
          investment   securities,   denominated  in  non-U.S.   currencies  are
          translated  into U.S.  dollars at the exchange  rates in effect at the end of  the  reporting  period.  Purchases  and  sales  of  investment securities and income and expenses are translated into U.S. dollars at the  exchange  rates  on  the  dates  of  such  transactions.  In  the accompanying financial statements,  the effects of changes in non-U.S.
          exchange  rates on  investment  securities  are included  with the net realized gain or loss and net unrealized  appreciation or depreciation on investments.  The realized gain or loss and unrealized appreciation or depreciation  resulting from all other transactions  denominated in
          non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY  CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S.  currencies on specific future dates at predetermined  rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from  investments  denominated  in non-U.S.  currencies.
          Upon entering into these contracts, risks may arise from the potential inability of  counterparties  to meet the terms of their contracts and from  possible  movements  in non-U.S.  exchange  rates.  Due to these risks,  the fund could incur losses up to the entire contract  amount, which may exceed the net  unrealized  value shown on the  accompanying financial  statements.  On a daily  basis,  the  fund  values  forward currency contracts based on the applicable  exchange rates and records unrealized gains or losses.  The fund records realized gains or losses at the time the  forward  contract  is closed  or  offset  by  another contract  with  the  same  broker  for the  same  settlement  date and currency.

          Mortgage  dollar rolls - The fund may enter into mortgage  dollar roll transactions in which the fund sells a  mortgage-backed  security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar  security on a specific future date at a  predetermined  price.  Each mortgage dollar roll is treated as a financing  transaction,  therefore,  any  gain or  loss is  considered unrealized until the roll reaches  completion.  Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.  Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT  RISK - The risks of investing in securities of non-U.S.  issuers may include,  but are not  limited to,  investment  and  repatriation  restrictions;
revaluation of currencies;  adverse political, social and economic developments;
government involvement in the private sector; limited and less reliable investor information;  lack of  liquidity;  certain  local  tax law  considerations;  and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S.  withholding taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S.  taxes.  The fund records a liability  based on realized and unrealized  gains to  provide  for  potential  non-U.S.  taxes  payable on these securities.  For the year ended September 30, 2005,  non-U.S.  withholding taxes paid on  realized  and  unrealized  gains  were  $574,000.  In  addition,  as of
September  30, 2005,  the  liability  for  non-U.S.  taxes based on realized and unrealized gains was $584,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund  complies  with the  requirements  under  Subchapter  M of the Internal
Revenue Code applicable to mutual funds and intends to distribute  substantially all of its net taxable  income and net capital gains each year.  The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions  paid to shareholders  are based on net investment income and net realized gains  determined on a tax basis,  which may differ from net investment income and net realized gains for financial  reporting  purposes.
These  differences  are due  primarily to differing  treatment for items such as
non-U.S. currency gains and losses; short-term capital gains and losses; capital losses  related  to sales of  certain  securities  within  30 days of  purchase;
unrealized appreciation of certain investments in non-U.S. securities;  deferred expenses; cost of investments sold; paydowns on investments; and amortization of premiums.  The fiscal year in which amounts are  distributed may differ from the year in which the net  investment  income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
As of September 30, 2005, the cost of investment  securities,  excluding forward currency contracts, for federal income tax purposes was $2,764,186,000.

During the year ended September 30, 2005, the fund reclassified $33,341,000 from realized  gains to  undistributed  net  investment  income and  $7,757,000  from undistributed  net  investment  income to  capital  paid in on shares of capital stock to align financial reporting with tax reporting.

As of September  30, 2005,  the  components of  distributable  earnings on a tax basis were as follows (dollars in thousands):


Undistributed net investment income and non-U.S. currency gains                                               $45,253
Undistributed short-term capital gains                                                                          9,086
Undistributed long-term capital gains                                                                          21,967
Gross unrealized appreciation on investment securities                                                         90,055
Gross unrealized depreciation on investment securities                                                        (27,590)
Net unrealized appreciation on investment securities                                                           62,465


During the year ended  September 30, 2005, the fund realized,  on a tax basis, a net capital gain of $34,747,000.

The tax character of distributions  paid to shareholders was as follows (dollars
in thousands):


                                                                              <c>
                                                               Year ended September 30, 2005
                                  Distributions from ordinary income                                       Total distributions
                     Net investment income                                         Distributions from                    paid
Share class             and currency gains          Short-term capital gains  long-term capital gains
Class A                           $ 61,015                           $ 1,084                  $ 5,693                $ 67,792
Class B                              3,219                                71                      374                   3,664
Class C                              5,197                               109                      570                   5,876
Class F                             10,777                               182                      957                  11,916
Class 529-A                          1,118                                19                      102                   1,239
Class 529-B                            170                                 4                       21                     195
Class 529-C                            453                                10                       52                     515
Class 529-E                             62                                 1                        6                      69
Class 529-F                             86                                 2                        8                      96
Class R-1                               55                                 1                        6                      62
Class R-2                              537                                11                       55                     603
Class R-3                            1,080                                29                      154                   1,263
Class R-4                              252                                 4                       20                     276
Class R-5                            1,922                                32                      168                   2,122
Total                             $ 85,943                           $ 1,559                  $ 8,186                $ 95,688

                                                                Year ended September 30, 2004
                                  Distributions from ordinary income                                      Total distributions
                     Net investment income                                         Distributions from                    paid
Share class             and currency gains          Short-term capital gains  long-term capital gains

Class A                $ 39,545                                          $ -                      $ -                $ 39,545
Class B                   2,215                                            -                        -                   2,215
Class C                   2,509                                            -                        -                   2,509
Class F                   4,210                                            -                        -                   4,210
Class 529-A                 539                                            -                        -                     539
Class 529-B                 108                                            -                        -                     108
Class 529-C                 228                                            -                        -                     228
Class 529-E                  34                                            -                        -                      34
Class 529-F                  31                                            -                        -                      31
Class R-1                    30                                            -                        -                      30
Class R-2                   189                                            -                        -                     189
Class R-3                   241                                            -                        -                     241
Class R-4                    22                                            -                        -                      22
Class R-5                 1,236                                            -                        -                   1,236
Total                  $ 51,137                                          $ -                      $ -                $ 51,137



4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent  company of American  Funds Service  Company  ("AFS"),  the fund's transfer agent, and American Funds  Distributors,  Inc.  ("AFD"),  the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with
CRMC provides for monthly fees accrued daily.  These fees are based on an annual rate of 0.570% on the first $1  billion  of daily net  assets and 0.500% on such assets in excess of $1  billion.  The Board of  Directors  approved  an  amended agreement effective November 1, 2005,  continuing the series of rates to include an additional  annual rate of 0.45% on daily net assets in excess of $3 billion.
CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period,  CRMC waived 5% of these fees and  increased the waiver to 10% on April 1,  2005.  During  the year  ended  September  30,  2005,  total investment advisory services fees waived by CRMC were $961,000. As a result, the fee shown on the  accompanying  financial  statements of $12,300,000,  which was equivalent  to an  annualized  rate of 0.530%,  was reduced to  $11,339,000,  or
0.489% of average daily net assets.

CLASS-SPECIFIC  FEES AND  EXPENSES - Expenses  that are  specific to  individual share classes are accrued  directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share  classes,  except Class R-5.  Under the plans,  the Board of
          Directors  approves  certain  categories  of expenses that are used to finance activities  primarily intended to sell fund shares and service existing  accounts.  The  plans  provide  for  payments,  based  on an annualized percentage of average daily net assets,  ranging from 0.30%
          to 1.00% as noted below.  In some cases,  the Board of  Directors  has limited the amounts that may be paid to less than the maximum  allowed by the plans.  All share  classes may use up to 0.25% of average daily net  assets to pay  service  fees,  or to  compensate  AFD for  paying service fees, to firms that have entered into  agreements with AFD for
          providing  certain   shareholder   services.   The  remaining  amounts
          available  to be paid under  each plan are paid to selling  dealers to compensate them for their selling activities.

          For classes A and 529-A,  the Board of Directors has also approved the reimbursement  of dealer and  wholesaler  commissions  paid by AFD for certain  shares sold without a sales charge.  These classes  reimburse
          AFD for  amounts  billed  within  the prior 15 months  but only to the extent that the overall annual expense limit of 0.30% is not exceeded.
          As of September 30, 2005, there were no unreimbursed  expenses subject to reimbursement for classes A or 529-A.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------


          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with
          AFS for classes A and B. Under this  agreement,  these  share  classes compensate  AFS for  transfer  agent  services  including  shareholder recordkeeping,  communications and transaction processing. AFS is also compensated for certain transfer agent services  provided to all other share  classes  from the  administrative  services  fees  paid to CRMC described on the next page.

          ADMINISTRATIVE  SERVICES  - The  fund has an  administrative  services agreement  with CRMC to  provide  transfer  agent  and  other  related shareholder services for all share classes other than classes A and B.
          Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for
          Class R-5) based on its  respective  average  daily net  assets.  Each relevant  share  class also pays AFS  additional  amounts  for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing  these  services.  CRMC has agreed to pay
          AFS on the fund's behalf for a portion of the transfer  agent services fees for some of the retirement plan share classes. For the year ended
          September  30, 2005,  the total  administrative  services fees paid by
          CRMC were $1,000,  $87,000,  $180 and $180 for classes R-1,  R-2, R-3, and R-4,  respectively.  Administrative  services  fees are  presented gross of any payments made by CRMC. Each 529 share class is subject to an  additional  annual  administrative  services  fee of  0.10% of its respective  average  daily  net  assets;  this fee is  payable  to the
          Commonwealth  of Virginia for the  maintenance  of the  CollegeAmerica plan. Although these amounts are included with administrative services fees on the  accompanying  financial  statements,  the Commonwealth of
          Virginia is not considered a related party.

          Expenses  under the  agreements  described  above  for the year  ended
          September 30, 2005, were as follows (dollars in thousands):


         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $4,103           $1,901         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           987              134          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          1,682          Included             $252                $53            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           733           Included              386                 63            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          49           Included              41                  6                  $31
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          56           Included               8                  4                    6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         154           Included              21                  8                   15
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          9            Included               2                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          3            Included               3                  1                    2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           18           Included               3                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          136           Included              27                 135            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          129           Included              39                  30            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           15           Included              11                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              48                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $8,074           $2,035              $841               $306                 $56
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.


DEFERRED   DIRECTORS'   COMPENSATION  -  Since  the  adoption  of  the  deferred
compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash  payment  of part or all of their  compensation.  These  deferred amounts,  which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American  Funds.  These amounts  represent  general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.  Directors'  compensation of $46,000,  shown on the accompanying financial  statements,  includes $35,000 in current fees (either paid in cash or deferred) and a net increase of $11,000 in the value of the deferred amounts.

AFFILIATED  OFFICERS AND DIRECTORS - Officers and certain  Directors of the fund are or may be considered to be affiliated  with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share  transactions  in the fund were as follows  (dollars and shares in thousands):


                                                                                                         Reinvestments of
Share class                                                         Sales(1)                        dividends and distributions
                                                               Amount       Shares                      Amount          Shares
Year ended September 30, 2005
Class A                                                     $ 948,570       48,246                    $ 60,385           3,076
Class B                                                        44,886        2,294                       3,278             167
Class C                                                       126,731        6,498                       5,091             261
Class F                                                       258,942       13,237                      10,195             521
Class 529-A                                                    19,278          979                       1,239              63
Class 529-B                                                     2,249          115                         194              10
Class 529-C                                                     9,671          494                         515              26
Class 529-E                                                     1,245           63                          70               4
Class 529-F                                                     1,462           74                          95               5
Class R-1                                                       1,791           91                          63               3
Class R-2                                                      18,785          961                         602              31
Class R-3                                                      82,674        4,194                       1,263              64
Class R-4                                                       8,681          442                         277              14
Class R-5                                                      35,207        1,788                       1,797              91
Total net increase
   (decrease)                                             $ 1,560,172       79,476                    $ 85,064           4,336

Year ended September 30, 2004
Class A                                                     $ 524,283       28,177                    $ 35,184           1,898
Class B                                                        38,315        2,071                       1,974             107
Class C                                                        82,447        4,466                       2,153             117
Class F                                                       151,902        8,205                       3,754             203
Class 529-A                                                    12,173          652                         539              29
Class 529-B                                                     1,966          106                         108               6
Class 529-C                                                     6,147          331                         228              12
Class 529-E                                                       741           40                          34               2
Class 529-F                                                     1,226           67                          30               2
Class R-1                                                         737           40                          30               1
Class R-2                                                       9,285          500                         189              10
Class R-3                                                      35,341        1,902                         241              13
Class R-4                                                       9,130          497                          22               1
Class R-5                                                      10,094          545                       1,080              58
Total net increase
   (decrease)                                               $ 883,787       47,599                    $ 45,566           2,459

Share class                                                       Repurchases(1)                            Net increase
                                                              Amount         Shares                     Amount           Shares
Year ended September 30, 2005
Class A                                                   $ (274,426)       (14,020)                 $ 734,529           37,302
Class B                                                      (15,490)          (795)                    32,674            1,666
Class C                                                      (37,773)        (1,949)                    94,049            4,810
Class F                                                      (67,036)        (3,445)                   202,101           10,313
Class 529-A                                                   (2,732)          (139)                    17,785              903
Class 529-B                                                     (264)           (14)                     2,179              111
Class 529-C                                                   (1,522)           (78)                     8,664              442
Class 529-E                                                     (157)            (8)                     1,158               59
Class 529-F                                                      (87)            (5)                     1,470               74
Class R-1                                                       (503)           (25)                     1,351               69
Class R-2                                                     (3,972)          (203)                    15,415              789
Class R-3                                                    (48,540)        (2,463)                    35,397            1,795
Class R-4                                                     (2,044)          (104)                     6,914              352
Class R-5                                                     (5,855)          (298)                    31,149            1,581
Total net increase
   (decrease)                                             $ (460,401)       (23,546)               $ 1,184,835           60,266

Year ended September 30, 2004
Class A                                                   $ (254,321)       (13,771)                 $ 305,146           16,304
Class B                                                      (20,646)        (1,121)                    19,643            1,057
Class C                                                      (23,664)        (1,294)                    60,936            3,289
Class F                                                      (33,190)        (1,804)                   122,466            6,604
Class 529-A                                                   (2,010)          (108)                    10,702              573
Class 529-B                                                     (500)           (27)                     1,574               85
Class 529-C                                                     (870)           (47)                     5,505              296
Class 529-E                                                     (334)           (18)                       441               24
Class 529-F                                                      (67)            (4)                     1,189               65
Class R-1                                                       (624)           (34)                       143                7
Class R-2                                                     (1,722)           (93)                     7,752              417
Class R-3                                                    (29,465)        (1,576)                     6,117              339
Class R-4                                                     (5,613)          (308)                     3,539              190
Class R-5                                                     (5,457)          (297)                     5,717              306
Total net increase
   (decrease)                                             $ (378,483)       (20,502)                 $ 550,870           29,556


(1) Includes exchanges between share classes of the fund.

6.       FORWARD CURRENCY CONTRACTS

As of  September  30,  2005,  the fund had open  forward  currency  contracts to purchase or sell non-U.S. currencies as follows (amounts in thousands):



                                                   Contract amount                     U.S. valuations at September 30, 2005
                                                                                                                Unrealized
                                                                                                              appreciation
                                          Non-U.S.                  U.S.                 Amount             (depreciation)
Non-U.S. currency contracts                   (000)                (000)                  (000)                       (000)

Purchases:

 Australian dollars
expiring 10/27/2005                        A$5,164               $3,941                 $3,935                         $(6)

 Canadian dollars
expiring 11/3/2005                         C$4,441                3,660                  3,829                         169

 Euros
expiring 10/31 - 12/12/2005           (euro)33,104               40,775                 39,918                        (857)

 Japanese yen
expiring 10/19/2005 - 3/15/2006       (Y)32,667,331             297,838                289,169                      (8,669)

                                                                346,214                336,851                      (9,363)

Sales:

 Australian dollars
expiring 10/24 - 12/19/2005                A$74,290              56,179                 56,559                         380

 Euros
expiring 10/5/2005 - 6/19/2006        (euro)319,495             391,907                385,669                      (6,238)

 British pounds
expiring 11/3/2005 - 5/16/2006        (pound)14,666              26,512                 25,836                        (676)

 New Zealand dollars
expiring 10/27/2005                        NZ$5,778               3,941                  3,994                          53

                                                                478,539                472,058                      (6,481)

Forward currency contracts - net                                                                                   $(2,882)


7.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,692,638,000 and $1,571,910,000,  respectively, during the year ended September 30, 2005.

The fund  receives  a  reduction  in its  custodian  fee equal to the  amount of interest calculated on certain cash balances held at the custodian bank. For the year ended  September  30, 2005,  the  custodian  fee of $632,000,  shown on the accompanying  financial  statements,  includes  $25,000  that was offset by this reduction, rather than paid in cash.

--------
CollegeAmerica  is a  registered  trademark  of and  sponsored  by the
Virginia College Savings Plan.(SM)

Financial highlights (1)


                                                                                       Income from investment operations(2)
                                                                                                            Net
                                                              Net asset                           gains (losses)
                                                                 value,                 Net       on securities       Total from
                                                              beginning          investment      (both realized       investment
                                                              of period              income      and unrealized)      operations
Class A:
 Year ended 9/30/2005                                            $19.02                $.74                $.50            $1.24
 Year ended 9/30/2004                                             18.37                 .69                 .74             1.43
 Year ended 9/30/2003                                             15.60                 .72                2.55             3.27
 Year ended 9/30/2002                                             14.63                 .80                 .49             1.29
 Year ended 9/30/2001                                             14.16                 .79                 .07              .86
Class B:
 Year ended 9/30/2005                                             18.90                 .58                 .51             1.09
 Year ended 9/30/2004                                             18.27                 .55                 .73             1.28
 Year ended 9/30/2003                                             15.52                 .58                2.55             3.13
 Year ended 9/30/2002                                             14.59                 .70                 .47             1.17
 Year ended 9/30/2001                                             14.12                 .71                 .04              .75
Class C:
 Year ended 9/30/2005                                             18.84                 .57                 .50             1.07
 Year ended 9/30/2004                                             18.22                 .54                 .73             1.27
 Year ended 9/30/2003                                             15.48                 .57                2.54             3.11
 Year ended 9/30/2002                                             14.54                 .69                 .47             1.16
 Period from 3/15/2001 to 9/30/2001                               14.50                 .42                (.34)             .08
Class F:
 Year ended 9/30/2005                                             18.95                 .73                 .50             1.23
 Year ended 9/30/2004                                             18.31                 .69                 .73             1.42
 Year ended 9/30/2003                                             15.55                 .71                2.54             3.25
 Year ended 9/30/2002                                             14.59                 .80                 .47             1.27
 Period from 3/16/2001 to 9/30/2001                               14.44                 .49                (.26)             .23
Class 529-A:
 Year ended 9/30/2005                                             19.07                 .73                 .50             1.23
 Year ended 9/30/2004                                             18.41                 .69                 .74             1.43
 Year ended 9/30/2003                                             15.63                 .72                2.56             3.28
 Period from 2/15/2002 to 9/30/2002                               14.48                 .50                 .81             1.31
Class 529-B:
 Year ended 9/30/2005                                             18.95                 .55                 .51             1.06
 Year ended 9/30/2004                                             18.32                 .52                 .73             1.25
 Year ended 9/30/2003                                             15.56                 .55                2.56             3.11
 Period from 2/25/2002 to 9/30/2002                               14.42                 .41                 .85             1.26
Class 529-C:
 Year ended 9/30/2005                                             18.94                 .56                 .51             1.07
 Year ended 9/30/2004                                             18.32                 .52                 .73             1.25
 Year ended 9/30/2003                                             15.56                 .56                2.55             3.11
 Period from 2/28/2002 to 9/30/2002                               14.43                 .41                 .85             1.26
Class 529-E:
 Year ended 9/30/2005                                             18.99                 .66                 .51             1.17
 Year ended 9/30/2004                                             18.35                 .62                 .73             1.35
 Year ended 9/30/2003                                             15.59                 .65                2.55             3.20
 Period from 5/16/2002 to 9/30/2002                               14.81                 .29                 .56              .85
Class 529-F:
 Year ended 9/30/2005                                             18.98                 .73                 .51             1.24
 Year ended 9/30/2004                                             18.36                 .67                 .72             1.39
 Year ended 9/30/2003                                             15.60                 .69                2.56             3.25
 Period from 9/17/2002 to 9/30/2002                               15.48                 .03                 .09              .12

Financial highlights (1)                                           (continued)

                                                                                     Income from investment operations(2)
                                                                                                            Net
                                                              Net asset                            gains(losses)
                                                                 value,                 Net       on securities       Total from
                                                              beginning          investment      (both realized       investment
                                                              of period        income (loss)     and unrealized)      operations
Class R-1:
 Year ended 9/30/2005                                            $18.96                $.58                $.49            $1.07
 Year ended 9/30/2004                                             18.32                 .55                 .74             1.29
 Year ended 9/30/2003                                             15.57                 .58                2.54             3.12
 Period from 6/28/2002 to 9/30/2002                               15.32                 .18                 .07              .25
Class R-2:
 Year ended 9/30/2005                                             18.94                 .58                 .50             1.08
 Year ended 9/30/2004                                             18.32                 .55                 .74             1.29
 Year ended 9/30/2003                                             15.57                 .58                2.55             3.13
 Period from 7/9/2002 to 9/30/2002                                15.34                 .17                 .06              .23
Class R-3:
 Year ended 9/30/2005                                             18.99                 .66                 .50             1.16
 Year ended 9/30/2004                                             18.32                 .63                 .75             1.38
 Year ended 9/30/2003                                             15.59                 .64                2.53             3.17
 Period from 7/16/2002 to 9/30/2002                               15.50                 .16                (.07)             .09
Class R-4:
 Year ended 9/30/2005                                             19.03                 .74                 .50             1.24
 Year ended 9/30/2004                                             18.40                 .69                 .73             1.42
 Year ended 9/30/2003                                             15.63                 .70                2.57             3.27
 Period from 8/15/2002 to 9/30/2002                               15.28                 .20                 .15              .35
Class R-5:
 Year ended 9/30/2005                                             19.04                 .79                 .50             1.29
 Year ended 9/30/2004                                             18.38                 .75                 .74             1.49
 Year ended 9/30/2003                                             15.62                 .77                2.54             3.31
 Period from 5/15/2002 to 9/30/2002                               14.79                 .34                 .58              .92

Financial highlights (1)

                                                                          Dividends and distributions

                                                                Dividends
                                                                (from net       Distributions              Total        Net asset
                                                               investment       (from capital      dividends and       value, end
                                                                   income)              gains)     distributions        of period
Class A:
 Year ended 9/30/2005                                               $(.82)              $(.10)             $(.92)          $19.34
 Year ended 9/30/2004                                                (.78)                  -               (.78)           19.02
 Year ended 9/30/2003                                                (.50)                  -               (.50)           18.37
 Year ended 9/30/2002                                                (.32)                  -               (.32)           15.60
 Year ended 9/30/2001                                                (.39)                  -               (.39)           14.63
Class B:
 Year ended 9/30/2005                                                (.68)               (.10)              (.78)           19.21
 Year ended 9/30/2004                                                (.65)                  -               (.65)           18.90
 Year ended 9/30/2003                                                (.38)                  -               (.38)           18.27
 Year ended 9/30/2002                                                (.24)                  -               (.24)           15.52
 Year ended 9/30/2001                                                (.28)                  -               (.28)           14.59
Class C:
 Year ended 9/30/2005                                                (.68)               (.10)              (.78)           19.13
 Year ended 9/30/2004                                                (.65)                  -               (.65)           18.84
 Year ended 9/30/2003                                                (.37)                  -               (.37)           18.22
 Year ended 9/30/2002                                                (.22)                  -               (.22)           15.48
 Period from 3/15/2001 to 9/30/2001                                  (.04)                  -               (.04)           14.54
Class F:
 Year ended 9/30/2005                                                (.82)               (.10)              (.92)           19.26
 Year ended 9/30/2004                                                (.78)                  -               (.78)           18.95
 Year ended 9/30/2003                                                (.49)                  -               (.49)           18.31
 Year ended 9/30/2002                                                (.31)                  -               (.31)           15.55
 Period from 3/16/2001 to 9/30/2001                                  (.08)                  -               (.08)           14.59
Class 529-A:
 Year ended 9/30/2005                                                (.82)               (.10)              (.92)           19.38
 Year ended 9/30/2004                                                (.77)                  -               (.77)           19.07
 Year ended 9/30/2003                                                (.50)                  -               (.50)           18.41
 Period from 2/15/2002 to 9/30/2002                                  (.16)                  -               (.16)           15.63
Class 529-B:
 Year ended 9/30/2005                                                (.65)               (.10)              (.75)           19.26
 Year ended 9/30/2004                                                (.62)                  -               (.62)           18.95
 Year ended 9/30/2003                                                (.35)                  -               (.35)           18.32
 Period from 2/25/2002 to 9/30/2002                                  (.12)                  -               (.12)           15.56
Class 529-C:
 Year ended 9/30/2005                                                (.66)               (.10)              (.76)           19.25
 Year ended 9/30/2004                                                (.63)                  -               (.63)           18.94
 Year ended 9/30/2003                                                (.35)                  -               (.35)           18.32
 Period from 2/28/2002 to 9/30/2002                                  (.13)                  -               (.13)           15.56
Class 529-E:
 Year ended 9/30/2005                                                (.76)               (.10)              (.86)           19.30
 Year ended 9/30/2004                                                (.71)                  -               (.71)           18.99
 Year ended 9/30/2003                                                (.44)                  -               (.44)           18.35
 Period from 5/16/2002 to 9/30/2002                                  (.07)                  -               (.07)           15.59
Class 529-F:
 Year ended 9/30/2005                                                (.81)               (.10)              (.91)           19.31
 Year ended 9/30/2004                                                (.77)                  -               (.77)           18.98
 Year ended 9/30/2003                                                (.49)                  -               (.49)           18.36
 Period from 9/17/2002 to 9/30/2002                                     -                   -                  -            15.60

Financial highlights (1)                                            (continued)

                                                                             Dividends and distributions

                                                                Dividends
                                                                (from net       Distributions              Total        Net asset
                                                               investment       (from capital      dividends and       value, end
                                                                   income)              gains)     distributions        of period
Class R-1:
 Year ended 9/30/2005                                               $(.69)              $(.10)             $(.79)          $19.24
 Year ended 9/30/2004                                                (.65)                  -               (.65)           18.96
 Year ended 9/30/2003                                                (.37)                  -               (.37)           18.32
 Period from 6/28/2002 to 9/30/2002                                     -                   -                  -            15.57
Class R-2:
 Year ended 9/30/2005                                                (.69)               (.10)              (.79)           19.23
 Year ended 9/30/2004                                                (.67)                  -               (.67)           18.94
 Year ended 9/30/2003                                                (.38)                  -               (.38)           18.32
 Period from 7/9/2002 to 9/30/2002                                      -                   -                  -            15.57
Class R-3:
 Year ended 9/30/2005                                                (.73)               (.10)              (.83)           19.32
 Year ended 9/30/2004                                                (.71)                  -               (.71)           18.99
 Year ended 9/30/2003                                                (.44)                  -               (.44)           18.32
 Period from 7/16/2002 to 9/30/2002                                     -                   -                  -            15.59
Class R-4:
 Year ended 9/30/2005                                                (.83)               (.10)              (.93)           19.34
 Year ended 9/30/2004                                                (.79)                  -               (.79)           19.03
 Year ended 9/30/2003                                                (.50)                  -               (.50)           18.40
 Period from 8/15/2002 to 9/30/2002                                     -                   -                  -            15.63
Class R-5:
 Year ended 9/30/2005                                                (.88)               (.10)              (.98)           19.35
 Year ended 9/30/2004                                                (.83)                  -               (.83)           19.04
 Year ended 9/30/2003                                                (.55)                  -               (.55)           18.38
 Period from 5/15/2002 to 9/30/2002                                  (.09)                  -               (.09)           15.62


Financial highlights (1)


                                                                          Ratio of expenses    Ratio of expenses
                                                                             to average net       to average net        Ratio of
                                                          Net assets,         assets before         assets after      net income
                                               Total    end of period       reimbursements/      reimbursements/      to average
                                          return (3)    (in millions)              waivers           waivers (4)      net assets
Class A:
 Year ended 9/30/2005                           6.54%          $1,907                 .98%                .93%             3.76%
 Year ended 9/30/2004                           7.96            1,166                1.03                1.02              3.74
 Year ended 9/30/2003                          21.34              827                1.09                1.04              4.22
 Year ended 9/30/2002                           8.97              517                1.16                1.08              5.38
 Year ended 9/30/2001                           6.18              399                1.13                1.12              5.46
Class B:
 Year ended 9/30/2005                           5.75              111                1.74                1.70              2.99
 Year ended 9/30/2004                           7.12               78                1.77                1.77              3.00
 Year ended 9/30/2003                          20.41               56                1.86                1.81              3.40
 Year ended 9/30/2002                           8.10               18                1.92                1.84              4.65
 Year ended 9/30/2001                           5.35                4                1.86                1.85              4.92
Class C:
 Year ended 9/30/2005                           5.66              204                1.78                1.74              2.96
 Year ended 9/30/2004                           7.11              110                1.82                1.82              2.95
 Year ended 9/30/2003                          20.33               47                1.92                1.87              3.32
 Year ended 9/30/2002                           8.10               11                1.98                1.90              4.60
 Period from 3/15/2001 to 9/30/2001              .58                2                1.99  (5)           1.98  (5)         5.34 (5)
Class F:
 Year ended 9/30/2005                           6.51              388                 .99                 .95              3.75
 Year ended 9/30/2004                           7.94              186                1.05                1.04              3.73
 Year ended 9/30/2003                          21.27               59                1.16                1.11              4.09
 Year ended 9/30/2002                           8.87               15                1.24                1.16              5.34
 Period from 3/16/2001 to 9/30/2001             1.60                3                1.21  (5)           1.20  (5)         6.30 (5)
Class 529-A:
 Year ended 9/30/2005                           6.51               39                1.02                 .97              3.72
 Year ended 9/30/2004                           7.89               21                1.07                1.06              3.71
 Year ended 9/30/2003                          21.35                9                1.07                1.02              4.16
 Period from 2/15/2002 to 9/30/2002             9.08                2                1.33  (5)           1.25  (5)         5.26 (5)
Class 529-B:
 Year ended 9/30/2005                           5.55                7                1.90                1.86              2.83
 Year ended 9/30/2004                           6.95                4                1.96                1.95              2.81
 Year ended 9/30/2003                          20.22                2                2.04                1.99              3.19
 Period from 2/25/2002 to 9/30/2002             8.80                - (6)            2.08  (5)           2.00  (5)         4.51 (5)
Class 529-C:
 Year ended 9/30/2005                           5.60               19                1.88                1.84              2.85
 Year ended 9/30/2004                           6.94               11                1.94                1.93              2.84
 Year ended 9/30/2003                          20.24                5                2.02                1.97              3.22
 Period from 2/28/2002 to 9/30/2002             8.76                1                2.07  (5)           1.99  (5)         4.53 (5)
Class 529-E:
 Year ended 9/30/2005                           6.13                2                1.36                1.31              3.39
 Year ended 9/30/2004                           7.53                1                1.41                1.40              3.36
 Year ended 9/30/2003                          20.84                1                1.48                1.43              3.71
 Period from 5/16/2002 to 9/30/2002             5.77                - (6)             .62                 .54              1.92
Class 529-F:
 Year ended 9/30/2005                           6.52                3                 .99                 .95              3.75
 Year ended 9/30/2004                           7.72                2                1.16                1.15              3.62
 Year ended 9/30/2003                          21.19                - (6)            1.23                1.18              3.94
 Period from 9/17/2002 to 9/30/2002              .77                - (6)             .08                   -  (7)          .20

Financial highlights (1)                                            (continued)

                                                                         Ratio of expenses   Ratio of expenses
                                                                            to average net      to average net          Ratio of
                                                          Net assets,        assets before        assets after        net income
                                               Total    end of period      reimbursements/     reimbursements/        to average
                                              return     (in millions)             waivers             waivers  (4)   net assets
Class R-1:
 Year ended 9/30/2005                           5.60%              $2                 1.85%               1.73%             2.97%
 Year ended 9/30/2004                           7.14                1                 1.95                1.82              2.94
 Year ended 9/30/2003                          20.33                1                 2.15                1.86              3.32
 Period from 6/28/2002 to 9/30/2002             1.63                - (6)              .62                 .47              1.17
Class R-2:
 Year ended 9/30/2005                           5.68               26                 2.23                1.71              2.99
 Year ended 9/30/2004                           7.18               11                 2.51                1.78              2.99
 Year ended 9/30/2003                          20.38                3                 2.91                1.81              3.29
 Period from 7/9/2002 to 9/30/2002              1.50                - (6)             1.79                 .42              1.08
Class R-3:
 Year ended 9/30/2005                           6.07               43                 1.36                1.32              3.37
 Year ended 9/30/2004                           7.59                8                 1.42                1.40              3.38
 Year ended 9/30/2003                          20.81                2                 1.73                1.43              3.68
 Period from 7/16/2002 to 9/30/2002              .58                - (6)              .64                 .32              1.02
Class R-4:
 Year ended 9/30/2005                           6.51               11                  .98                 .94              3.77
 Year ended 9/30/2004                           7.91                4                 1.11                1.05              3.72
 Year ended 9/30/2003                          21.34                - (6)             2.70                1.08              3.94
 Period from 8/15/2002 to 9/30/2002             2.29                - (6)            35.55                   -  (7)         1.32
Class R-5:
 Year ended 9/30/2005                           6.78               63                  .69                 .65              4.04
 Year ended 9/30/2004                           8.32               32                  .73                 .72              4.04
 Year ended 9/30/2003                          21.60               25                  .81                 .76              4.49
 Period from 5/15/2002 to 9/30/2002             6.20               13                  .37                 .29              2.17



                                                                                  Year ended September 30
                                                                        2005       2004     2003     2002       2001

Portfolio turnover rate for all classes of shares                        72%        79%      83%      48%        61%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown,
    CRMC reduced fees for investment advisory services for all share classes.
    In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than .01 percent.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.:

We have audited the accompanying  statement of assets and liabilities of Capital
World Bond Fund, Inc. (the "Fund"),  including the summary investment portfolio, as of September 30, 2005,  and the related  statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period  then ended,  and the  financial  highlights  for each of the periods
presented.   These  financial   statements  and  financial  highlights  are  the
responsibility  of the Fund's  management.  Our  responsibility is to express an opinion on these  financial  statements  and financial  highlights  based on our audits.

We conducted  our audits in  accordance  with  standards  of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not  required  to  have,  nor were we  engaged  to  perform,  an audit of its internal control over financial reporting.  Our audits included consideration of internal  control  over  financial  reporting  as a basis  for  designing  audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the  effectiveness  of the Fund's internal control over financial  reporting.  Accordingly,  we express no such  opinion.  An audit also includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial  statements,  assessing the  accounting  principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  Our procedures included confirmation of  securities  owned as of  September  30,  2005,  by  correspondence  with the custodian  and  brokers;  where  replies  were not  received  from  brokers,  we performed  other  auditing  procedures.  We believe  that our  audits  provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above  present  fairly,  in all material  respects,  the  financial  position of
Capital  World Bond Fund,  Inc. as of  September  30,  2005,  the results of its operations  for the year then  ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods  presented,  in  conformity  with  accounting  principles  generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
November 9, 2005

Tax information                                                      unaudited

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders  during such fiscal year. The information below is provided for the fund's fiscal year ended September 30, 2005.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $8,186,000.

The amount of foreign taxes paid by the fund for the fiscal year was $1,032,000.
Foreign source income earned by the fund for the fiscal year was $82,642,000.

For state tax  purposes,  certain  states may exempt from income  taxation  that portion of the income  dividends  paid by the fund that was derived  from direct
U.S. government obligations. The fund designates $10,869,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL  SHAREHOLDERS  SHOULD  REFER  TO THEIR  FORM  1099-DIV  OR OTHER  TAX
INFORMATION,  WHICH WILL BE MAILED IN JANUARY  2006,  TO DETERMINE  THE CALENDAR
YEAR  AMOUNTS TO BE  INCLUDED  ON THEIR 2005 TAX  RETURNS.  SHAREHOLDERS  SHOULD
CONSULT THEIR TAX ADVISERS.

EXPENSE EXAMPLE                                                      unaudited

As a  shareholder  of the fund,  you incur two types of costs:  (1)  transaction costs such as initial sales charges on purchase payments and contingent deferred
sales  charges  on  redemptions  (loads);  and  (2)  ongoing  costs,   including
management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you  understand  your ongoing  costs (in dollars) of investing in the fund so you can compare  these costs with the ongoing  costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1,
2005, through September 30, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual  expenses.  You may use the information in this line,  together with the amount you invested,  to estimate the expenses that you paid over the period.  Simply  divide your account value by $1,000 (for example, an $8,600  account value  divided by $1,000 = 8.6),  then multiply the result by the number in the first line under the heading  entitled  "Expenses  paid during period" to estimate the  expenses  you paid on your account  during this period.
There are some account fees that are charged to certain types of accounts,  such as Individual Retirement Accounts and CollegeAmerica accounts (generally,  a $10 fee is charged to set up the account and an additional $10 fee is charged to the account  annually)  that  would  increase  the amount of  expenses  paid on your account.  In addition,  retirement plan  participants  may be subject to certain fees charged by the plan sponsor,  and Class F and Class 529-F  shareholders may be subject to fees charged by financial  intermediaries,  typically ranging from
0.75% to  1.50% of  assets  annually  depending  on  services  offered.  You can estimate  the impact of these fees by adding the amount of the fees to the total estimated  expenses  you paid on your  account  during the period as  calculated above. In addition,  your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second  line of each share  class in the table  below  provides  information about hypothetical account values and hypothetical  expenses based on the actual expense  ratio for the share  class and an  assumed  rate of return of 5.00% per year before  expenses,  which is not the actual  return of the share class.  The hypothetical  account values and expenses may not be used to estimate the actual ending  account  balance or expenses  you paid for the period.  You may use this information  to compare the  ongoing  costs of  investing  in the fund and other funds.  To do so,  compare  this  5.00%  hypothetical  example  with  the  5.00%
hypothetical examples that appear in the shareholder reports of the other funds.
There are some account fees that are charged to certain types of accounts,  such as Individual Retirement Accounts and CollegeAmerica accounts (generally,  a $10 fee is charged to set up the account and an additional $10 fee is charged to the account  annually)  that  would  increase  the amount of  expenses  paid on your account.  In addition,  retirement plan  participants  may be subject to certain fees charged by the plan sponsor,  and Class F and Class 529-F  shareholders may be subject to fees charged by financial  intermediaries,  typically ranging from
0.75% to  1.50% of  assets  annually  depending  on  services  offered.  You can estimate  the impact of these fees by adding the amount of the fees to the total estimated  expenses  you paid on your  account  during the period as  calculated above. In addition,  your ending account value would also be lower by the amount of these fees.

Please note that the  expenses  shown in the table are meant to  highlight  your ongoing  costs only and do not reflect any  transactional  costs,  such as sales charges (loads).  Therefore, the second line of each share class in the table is useful in comparing  ongoing  costs only,  and will not help you  determine  the
relative  total  costs  of  owning  different  funds.  In  addition,   if  these
transactional costs were included, your costs would have been higher.


                                               Beginning account      Ending account      Expenses paid         Annualized
                                                  value 4/1/2005     value 9/30/2005   during period(1)      expense ratio

Class A -- actual return                               $1,000.00           $1,002.02              $4.52               .90%
Class A -- assumed 5% return                            1,000.00            1,020.56               4.56               .90
Class B -- actual return                                1,000.00              998.65               8.37              1.67
Class B -- assumed 5% return                            1,000.00            1,016.70               8.44              1.67
Class C -- actual return                                1,000.00              997.99               8.61              1.72
Class C -- assumed 5% return                            1,000.00            1,016.44               8.69              1.72
Class F -- actual return                                1,000.00            1,002.10               4.57               .91
Class F -- assumed 5% return                            1,000.00            1,020.51               4.61               .91
Class 529-A -- actual return                            1,000.00            1,001.89               4.72               .94
Class 529-A -- assumed 5% return                        1,000.00            1,020.36               4.76               .94
Class 529-B -- actual return                            1,000.00              997.65               9.11              1.82
Class 529-B -- assumed 5% return                        1,000.00            1,015.94               9.20              1.82
Class 529-C -- actual return                            1,000.00              997.84               9.06              1.81
Class 529-C -- assumed 5% return                        1,000.00            1,015.99               9.15              1.81
Class 529-E -- actual return                            1,000.00            1,000.20               6.42              1.28
Class 529-E -- assumed 5% return                        1,000.00            1,018.65               6.48              1.28
Class 529-F -- actual return                            1,000.00            1,002.59               4.17               .83
Class 529-F -- assumed 5% return                        1,000.00            1,020.91               4.20               .83
Class R-1 -- actual return                              1,000.00              997.98               8.51              1.70
Class R-1 -- assumed 5% return                          1,000.00            1,016.55               8.59              1.70
Class R-2 -- actual return                              1,000.00              998.15               8.47              1.69
Class R-2 -- assumed 5% return                          1,000.00            1,016.60               8.54              1.69
Class R-3 -- actual return                              1,000.00            1,000.24               6.52              1.30
Class R-3 -- assumed 5% return                          1,000.00            1,018.55               6.58              1.30
Class R-4 -- actual return                              1,000.00            1,002.08               4.52               .90
Class R-4 -- assumed 5% return                          1,000.00            1,020.56               4.56               .90
Class R-5 -- actual return                              1,000.00            1,003.36               3.16               .63
Class R-5 -- assumed 5% return                          1,000.00            1,021.91               3.19               .63


(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

APPROVAL OF AMENDMENT AND RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board  members have  approved the amendment and renewal of the fund's
Investment  Advisory  and  Service  Agreement  (the  "agreement")  with  Capital
Research and Management Company ("CRMC") for an additional one-year term through
October 31, 2006. The amendment and renewal of the agreement was approved by the
Board  following  the  recommendation  of the fund's  Contracts  Committee  (the
"committee"), which is comprised of all of the fund's independent Board members.
The  information,  material facts and conclusions  that formed the basis for the committee's  recommendation  and the Board's  subsequent  approval are described below.

1. INFORMATION RECEIVED
Materials  reviewed  -- During the course of each year,  the  independent  Board members receive a wide variety of materials relating to the services provided by
CRMC, including reports on the fund's investment results, portfolio composition,
portfolio  trading  practices,   shareholder  services,  and  other  information
relating to the nature,  extent and quality of services  provided by CRMC to the fund. In addition, the committee requests and reviews supplementary  information that  includes  extensive  materials  regarding the fund's  investment  results, advisory fee and expense  comparisons  (including  comparisons  to advisory fees charged  by an  affiliate  of  CRMC to  institutional  clients),  financial  and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices,  and information about the personnel providing investment management and administrative services to the fund.

Review process -- The committee  received  assistance and advice regarding legal and  industry  standards  from  independent  counsel  to the  independent  Board members. The committee discussed the amendment and renewal of the agreement with
CRMC  representatives and in a private session with independent legal counsel at which no  representatives  of CRMC were  present.  In deciding to recommend  the amendment  and renewal of the  agreement,  the  committee  did not  identify any
single  or  particular  piece  of  information  that,  in  isolation,   was  the
controlling factor.  This summary describes the most important,  but not all, of the factors considered by the Board and the committee.

2. NATURE, EXTENT AND QUALITY OF SERVICES
CRMC, its personnel and its resources -- The Board and the committee  considered the depth and quality of CRMC's  investment  management  process,  including its global research  capabilities;  the experience,  capability and integrity of its senior  management  and  other  personnel;  the low  turnover  rates  of its key personnel; the overall financial strength and stability of its organization; and
the ability of its  organizational  structure  to address  the recent  growth in assets under  management.  The Board and the committee also considered that CRMC made  available  to its  investment  professionals  a variety of  resources  and systems  relating to investment  management,  compliance,  trading,  results and
portfolio  accounting.   They  considered  CRMC's  commitment  to  investing  in
information  technology supporting  investment  management and compliance.  They further  considered  CRMC's  continuing  need to attract  and  retain  qualified personnel and to maintain and enhance its resources and systems.

Other  services  -- The  Board and the  committee  considered  CRMC's  policies, procedures and systems to ensure compliance with applicable laws and regulations and its  commitment  to these  programs;  its efforts to keep the Board  members informed;  and its  attention to matters that may involve  conflicts of interest with the fund. The Board and the committee also  considered the nature,  extent, quality  and  cost of  administrative,  distribution  and  shareholder  services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services  provided by CRMC have  benefited and will continue to benefit the fund and its shareholders.

3. INVESTMENT RESULTS
The Board and committee  considered the investment  results of the fund in light of its  objective of  providing  over the long term a high level of total return consistent with prudent  investment  management.  They compared the fund's total returns  with the total  returns of the Lipper  Global  Income  Funds Index (the
Lipper  category  that  includes  the fund),  the averages of  comparable  funds included  in the index each year,  and a Blended  Index  comprised  of the total returns of the Citigroup  World  Government Bond Index (until December 31, 2001)
and the Lehman Global Aggregate Bond Index (thereafter).

The Board and the committee noted that for the seven months ended July 31, 2005, and the  three-,  five- and  10-year  periods  ended July 31,  2005,  the fund's investment results exceeded those of both the Lipper Index and the Blended Index
(except  the Lipper  Index for the  one-year  period)  and the  averages  of the comparable  funds in the  Lipper  Index.  The Board  also noted that many of the other  funds in the Lipper  Index were  managed  differently  than the fund as a result of higher emerging  markets  exposure,  full or almost full hedging,  and substantial  exposure  to high  yield  bonds  and  equities.  The  Board and the committee ultimately concluded that CRMC's record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES
The Board and the committee compared the advisory fees and total expenses of the fund  (each as a  percentage  of  average  net  assets)  with the median fee and expense  levels of all other funds in the Lipper Global Income Funds Index.  The
Board and the committee observed that the fund's advisory fee had decreased over the 10-year  period ended  September 30, 2004 and was at the median for all such other funds for the year ended  September 30, 2004,  and that its total expenses had  decreased  over the  10-year  period and were below the median for all such other funds for the one-year period.  The Board and the committee also noted the complexwide  5% voluntary  advisory fee waiver that CRMC put into effect  during
2004, and the additional 5% advisory fee waiver  implemented  effective April 1,
2005. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the  committee  also reviewed  information  regarding the advisory fees  paid  by  institutional  clients  of an  affiliate  of CRMC  with  similar investment  mandates.  They  concluded  that,  although  the fees  paid by those clients  generally were lower than those paid by American Funds, the differences appropriately  reflected  CRMC's  significantly  greater  responsibilities  with
respect  to  American  Funds  and  the  more  comprehensive   regulatory  regime
applicable to mutual funds.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE
The Board and the  committee  reviewed  information  regarding  CRMC's  costs of providing  services to the American  Funds,  as well as the  resulting  level of profits to CRMC,  noting that those  results  were  comparable  to the  reported results of several large,  publicly held investment  management  companies.  The committee also received information during the past year regarding the structure and manner in which CRMC's investment  professionals were compensated and CRMC's view of the relationship of such compensation to the attraction and retention of quality personnel.  The Board and the committee considered CRMC's willingness to invest  in  technology,  infrastructure  and  staff to  reinforce  and offer new services  and to  accommodate  changing  regulatory  requirements.  They further considered that  breakpoints in the fund's advisory fee structure  (including an additional breakpoint for net assets of the fund in excess of $3 billion adopted in connection  with the renewal of the agreement)  provide for reductions in the level of fees  charged by CRMC to the fund as fund assets  increase,  reflecting economies  of  scale  in the  cost of  operations  that  are  shared  with  fund shareholders.  The  Board  and the  committee  concluded  that the  fund's  cost structure was reasonable  and that CRMC was sharing  economies of scale with the fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS
The Board and the committee  considered a variety of other benefits  received by
CRMC and its affiliates as a result of CRMC's relationship with the fund and the other American Funds,  including fees for  administrative  services  provided to certain share classes;  fees paid to CRMC's  affiliated  transfer  agent;  sales charges and  distribution  fees  received and  retained by the fund's  principal underwriter,  an affiliate of CRMC;  and possible  ancillary  benefits to CRMC's institutional  management affiliate. The Board and the committee reviewed CRMC's portfolio  trading  practices,  noting that,  while CRMC receives the benefit of research provided by broker-dealers  executing portfolio  transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. CONCLUSIONS
Based on their  review,  including  their  consideration  of each of the factors referred to above,  the Board and the committee  concluded that the agreement is fair  and  reasonable  to  the  fund  and  its  shareholders,  that  the  fund's shareholders received reasonable value in return for the advisory fees and other amounts  paid to CRMC by the fund,  and that the  amendment  and  renewal of the agreement was in the best interests of the fund and its shareholders.

OTHER SHARE CLASS RESULTS                                            unaudited
Class B, Class C, Class F and Class 529

Figures  shown are past  results  and are not  predictive  of  results in future periods.  Current and future  results  may be lower or higher than those  shown.
Share prices and returns will vary,  so investors  may lose money.  For the most current information and month-end results, visit americanfunds.com.


Average annual total returns for periods                                                                          Life
     ended September 30, 2005:                                                1 year           5 years          of class

Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                    +0.75%           +8.93%            +7.68%
Not reflecting CDSC                                                           +5.75%           +9.21%            +7.80%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                           +4.66%               --             +9.02%
Not reflecting CDSC                                                           +5.66%               --             +9.02%

Class F shares(1) -- first sold 3/16/01
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +6.51%               --            +10.01%

Class 529-A shares(2) --first sold 2/15/02
Reflecting 3.75% maximum sales charge                                         +2.53%               --            +11.11%
Not reflecting maximum sales charge                                           +6.51%               --            +12.28%

Class 529-B shares(2) -- first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                     +0.55%               --            +10.82%
Not reflecting CDSC                                                           +5.55%               --            +11.45%

Class 529-C shares(2) -- first sold 2/28/02
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                           +4.60%               --            +11.48%
Not reflecting CDSC                                                           +5.60%               --            +11.48%

Class 529-E shares(1,2) -- first sold 5/16/02                                 +6.13%               --            +11.83%

Class 529-F shares(1,2) -- first sold 9/17/02
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +6.52%               --            +11.76%


The fund's investment adviser waived 5% of its management fees from September 1,
2004,  through March 31, 2005, and increased the waiver to 10% on April 1, 2005.
Fund results shown reflect the waiver, without which they would have been lower.
Please see the Financial Highlights table on page 23 for details.

(1) These shares are sold without any initial or contingent deferred sales charge.
(2) Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                               ELECTED
                                             A DIRECTOR
NAME AND AGE                               OF THE FUND(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador
Richard G. Capen, Jr., 71                       1999          Corporate director and author; former U.S. Ambassador to Spain;
                                                              former Vice Chairman, Knight-Ridder, Inc. (communications company);
                                                              former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 72                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Diane C. Creel, 57                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70                               1989          Chairman of the Board and CEO, Senior Resource
Chairman of the Board                                         Group LLC (development and management of senior
(Independent and Non-Executive)                               living communities)

Leonard R. Fuller, 59                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 59                             2005          President, Dumbarton Group LLC (consulting); former Executive Vice
                                                              President -- Policy and Oversight, NASD

Richard G. Newman, 71                           1991          Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 62                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)

"NON-INTERESTED" DIRECTORS

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
                                             OVERSEEN BY
NAME AND AGE                                  DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Ambassador
Richard G. Capen, Jr., 71                        14           Carnival Corporation

H. Frederick Christie, 72                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 57                               12           Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne
                                                              Technologies

Martin Fenton, 70                                16           None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 59                            14           None

R. Clark Hooper, 59                              13           None

Richard G. Newman, 71                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 62                             12           None

"INTERESTED" DIRECTORS(4)

                                             YEAR FIRST
                                             ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                          THE FUND(1)       UNDERWRITER OF THE FUND

Abner D. Goldstine, 75                          1987          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

Paul G. Haaga, Jr., 56                          1987          Executive Vice President and Director,
Vice Chairman of the Board                                    Capital Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Don R. Conlan, 69                               1996          President (retired), The Capital Group Companies, Inc.(5)

"INTERESTED" DIRECTORS(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
NAME, AGE AND                                OVERSEEN BY
POSITION WITH FUND                            DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Abner D. Goldstine, 75                           12           None
Vice Chairman of the Board

Paul G. Haaga, Jr., 56                           16           None
Vice Chairman of the Board

Don R. Conlan, 69                                 5           None


THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND DIRECTORS AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN
FUNDS  SERVICE  COMPANY AT  800/421-0180.  THE  ADDRESS  FOR ALL  DIRECTORS  AND
OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds)
    that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
    Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             YEAR FIRST
                                               ELECTED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                         OF THE FUND(1)     THE PRINCIPAL UNDERWRITER OF THE FUND

Mark H. Dalzell, 51                             1998          Senior Vice President, Capital Research Company(5)
President

Thomas H. Hogh, 42                              2001          Vice President, Capital International Research, Inc.(5)
Vice President

Kristine M. Nishiyama, 35                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company; Vice
                                                              President and Counsel -- Capital Bank and Trust Company(5)

Julie F. Williams, 57                           1987          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 37                           2002          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 41                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 35                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Bond Fund.  Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated  investments)  of $100,000 or more and is eliminated for purchases of
$1 million or more.  Other share classes,  which are generally not available for certain employer-sponsored  retirement plans, have no up-front sales charges but are subject to additional  annual expenses and fees. Annual expenses for Class B shares  were 0.77  percentage  points  higher  than for Class A shares;  Class B shares  convert to Class A shares  after eight years of  ownership.  If redeemed within six years,  Class B shares may also be subject to a  contingent  deferred sales charge  ("CDSC") of up to 5% that declines over time.  Class C shares were subject to annual expenses 0.81 percentage  points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after  purchase.  Class C shares  convert  to Class F shares  after 10 years.  Class F  shares,  which are available only through certain fee-based programs offered by broker-dealer firms and  registered  investment  advisers,  had  higher  annual  expenses  (by  0.02 percentage  points)  than did Class A  shares,  and an  annual  asset-based  fee charged by the sponsoring firm.  Expenses are deducted from income earned by the fund. As a result,  dividends and investment  results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT  OBJECTIVES,  RISKS,  CHARGES
AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA.  THIS AND OTHER IMPORTANT
INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM
DESCRIPTION,  WHICH CAN BE OBTAINED  FROM YOUR  FINANCIAL  ADVISER AND SHOULD BE
READ  CAREFULLY  BEFORE  INVESTING.  YOU MAY ALSO CALL  AMERICAN  FUNDS  SERVICE
COMPANY  (AFS)  AT   800/421-0180   OR  VISIT  THE  AMERICAN  FUNDS  WEBSITE  AT
AMERICANFUNDS.COM. IF YOU RESIDE IN A STATE OTHER THAN VIRGINIA, THERE MAY BE AN
IN-STATE  PLAN  THAT  PROVIDES  TAX AND OTHER  BENEFITS  NOT  AVAILABLE  THROUGH
COLLEGEAMERICA.  TALK TO YOUR TAX  ADVISER.  COLLEGEAMERICA  IS  DISTRIBUTED  BY
AMERICAN FUNDS DISTRIBUTORS AND SOLD THROUGH UNAFFILIATED INTERMEDIARIES.

"American Funds Proxy Voting  Guidelines" -- which describes how we vote proxies relating to  portfolio  securities  -- is  available  free of charge on the U.S.
Securities and Exchange Commission (SEC) website at www.sec.gov, on the American
Funds  website or upon  request by calling  AFS. The fund files its proxy voting record  with the SEC for the 12 months  ended  June 30 by August  31. The report also is available on the SEC and American Funds websites.

A  complete  September  30,  2005,   portfolio  of  Capital  World  Bond  Fund's
investments  is  available  free of charge by calling  AFS or  visiting  the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the
SEC for the first and  third  quarters  of each  fiscal  year on Form N-Q.  This filing is available  free of charge on the SEC website.  You may also review or, for a fee, copy this filing at the SEC's Public  Reference  Room in  Washington,
D.C.  (800/SEC-0330).  Additionally,  the  list of  portfolio  holdings  also is available by calling AFS.

This report is for the  information of  shareholders of Capital World Bond Fund, but it may also be used as sales  literature when preceded or accompanied by the current  prospectus,  which gives details about  charges,  expenses,  investment objectives  and operating  policies of the fund. If used as sales material after
December  31,  2005,  this  report  must be  accompanied  by an  American  Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

CollegeAmerica is sponsored by
Virginia College Savings Plan(SM)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent  philosophy that we firmly believe is in our investors' best interests.  The range of opportunities offered by our family of just 29  carefully  conceived,  broadly  diversified  funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds
   Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds
   American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
>  Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)
   State-specific tax-exempt funds
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-931-1105P

Litho in USA WG/PNL/8071-S4891

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that H. Frederick Christie, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$62,000
2005	$69,000
b) Audit-Related Fees:
2004	$9,000
2005	$1,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$6,000
2005	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
c) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$338,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $885,000 for fiscal year 2004 and $1,047,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo- American Funds (r)]

Capital World Bond Fund(R)
Investment portfolio
September 30, 2005


                                                                                                   Principal amount     Market value
Bonds & notes -- 94.11%                                                                                       (000)            (000)

EUROS -- 30.61%
German Government 6.50% 2005                                                                          (euro)  8,750        US$10,530
German Government 4.50% 2006                                                                                  4,030            4,938
German Government 6.00% 2006                                                                                  2,250            2,742
German Government 6.00% 2007                                                                                  2,085            2,661
German Government 5.25% 2008                                                                                  9,750           12,433
German Government 4.50% 2009                                                                                    180              231
German Government 5.375% 2010                                                                                12,150           16,190
German Government 5.25% 2011                                                                                 63,180           85,148
German Government 5.00% 2012                                                                                 22,800           30,903
German Government 4.50% 2013                                                                                 47,500           62,867
German Government 4.25% 2014                                                                                  1,380            1,805
German Government 6.25% 2024                                                                                 28,800           47,523
German Government 5.625% 2028                                                                                 3,235            5,121
German Government 6.25% 2030                                                                                 17,965           30,908
German Government 5.50% 2031                                                                                 10,000           15,823
France (Republic of) Treasury Note 5.00% 2006                                                                 5,205            6,303
French Government O.A.T. 4.00% 2009                                                                          50,650           63,848
French Government O.A.T. 3.329% 2009(1)                                                                       1,077            1,418
French Government O.A.T. 5.00% 2011                                                                          24,355           32,815
French Government O.A.T. 3.215% 2012(1)                                                                       3,344            4,636
French Government O.A.T. Strip Principal 0% 2019                                                             10,750            8,018
French Government O.A.T. 5.50% 2029                                                                             250              392
French Government O.A.T. 4.75% 2035                                                                          13,845           20,104
French Government O.A.T. 4.00% 2055                                                                           1,360            1,773
General Motors Acceptance Corp. 6.00% 2008                                                                    1,960            2,320
General Motors Acceptance Corp. 5.375% 2011                                                                  11,060           11,719
General Motors Corp. 7.25% 2013                                                                              18,965           18,945
Netherlands Government 5.75% 2007                                                                               215              270
Netherlands Government 5.25% 2008                                                                             9,325           12,038
Netherlands Government 5.50% 2010                                                                             3,000            4,053
Netherlands Government 5.00% 2012                                                                             6,765            9,165
Netherlands Government 7.50% 2023                                                                             1,500            2,743
Netherlands Government 5.50% 2028                                                                             2,560            3,990
Spanish Government 4.80% 2006                                                                                 6,710            8,286
Spanish Government 3.25% 2010                                                                                 3,100            3,819
Spanish Government 6.15% 2013                                                                                11,500           16,695
Belgium (Kingdom of) 4.25% 2014                                                                              14,520           18,986
Allied Irish Banks, PLC 4.781% (undated)(2)                                                                  13,560           16,601
Banque Centrale de Tunisie 4.75% 2011                                                                         4,750            6,131
Banque Centrale de Tunisie 4.75% 2011                                                                         4,500            5,808
Banque Centrale de Tunisie 6.25% 2013                                                                         1,350            1,903


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

EUROS (continued)
Telekom Austria AG 3.375% 2010                                                                          (euro)8,800        US$10,737
Telekom Finanzmanagement GmbH 4.25% 2017                                                                      1,930            2,411
Gaz Capital SA 5.875% 2015                                                                                    6,250            8,379
Gaz Capital SA 5.875% 2015                                                                                    3,000            4,022
Commerzbank AG 6.125% 2011                                                                                    8,000           11,048
Deutsche Bank AG 5.125% 2013                                                                                  1,700            2,285
Deutsche Bank Capital Funding Trust IV, noncumulative trust preferred, Class B, 5.33% (undated)(2)            6,550            8,723
Metro Finance BV 4.625% 2011                                                                                  8,230           10,554
BNP Paribas 5.25% 2014(2)                                                                                       250              324
BNP Paribas, noncumulative preferred 5.868% (undated)(2)                                                      6,750            9,326
Hellenic Republic 8.80% 2007                                                                                  5,047            6,713
Hellenic Republic 8.60% 2008                                                                                  1,994            2,743
Ireland (Republic of) 5.00% 2013                                                                              6,830            9,335
Holcim Finance (Luxembourg) SA 4.375% 2014                                                                    7,190            9,114
Resona Bank, Ltd. 3.75% 2015(2)                                                                               2,490            3,024
Resona Bank, Ltd. 4.125% (undated)                                                                            4,935            5,891
Barclays Bank PLC 4.875% (undated)(2)                                                                         3,000            3,742
Barclays Bank PLC 7.50% (undated)(2)                                                                          3,300            4,799
PLD International Finance LLC 4.375% 2011                                                                     5,650            7,120
Bayerische Vereinsbank 5.50% 2008(3)                                                                            750              961
Bayerische Hypo- und Vereinsbank AG 6.625% 2010                                                               2,000            2,794
Bayerische Hypo- und Vereinsbank AG 6.00% 2014                                                                2,000            2,828
HVB Funding Trust VIII 7.055% (undated)(2)                                                                      360              514
WT Finance (Aust) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012                     5,600            6,789
Deutsche Genossenschafts-Hypothekenbank AG 5.25% 2009(3)                                                      5,157            6,778
Edison SpA 7.375% 2007(2)                                                                                     2,500            3,250
Edison SpA 5.125% 2010                                                                                        2,400            3,158
Telecom Italia SpA 5.625% 2007                                                                                2,280            2,851
Sogerim SA 7.25% 2011                                                                                           750            1,075
Telecom Italia SpA 6.25% 2012                                                                                 1,760            2,456
Abbey National PLC, Series 5, 7.125% (undated)(2)                                                             4,000            5,681
Cadbury Schweppes Investments PLC, Series 41, 4.25% 2009                                                      4,150            5,213
Royal Bank of Scotland PLC 4.875% 2009                                                                          750              964
Royal Bank of Scotland PLC 6.00% 2013                                                                           960            1,366
Royal Bank of Scotland PLC 5.125% (undated)                                                                   2,000            2,676
Essent NV 4.50% 2013                                                                                          3,835            4,949
Societe Generale 5.625% 2012                                                                                    440              605
SG Capital Trust III 5.419% noncumulative trust preferred (undated)(2)                                        2,000            2,699
SG Capital Trust I 7.875% noncumulative trust preferred (undated)(2)                                          1,000            1,431
Tesco PLC 4.75% 2010                                                                                          3,575            4,629
France Telecom 7.00% 2008(2)                                                                                  2,530            3,331
France Telecom 7.00% 2009                                                                                       900            1,253
DaimlerChrysler North America Holding Corp. 7.00% 2011                                                        2,825            3,993
mmO2 6.375% 2007                                                                                              3,150            3,973
Rheinische Hypothekenbank Eurobond 4.25% 2008(3)                                                              3,000            3,780
ING Bank NV 5.50% 2012                                                                                        2,000            2,726
Ing Verzekeringen NV 6.25% 2021(2)                                                                              750            1,040
Ford Motor Credit Co. 5.50% 2006                                                                              1,250            1,521
Ford Motor Credit Co. 6.75% 2008                                                                              1,800            2,228
E.ON International Finance BV 5.75% 2009                                                                      2,688            3,559
Vivendi Environnement 5.875% 2008                                                                             1,500            1,952
Veolia Environnement 4.875% 2013                                                                              1,175            1,558
Kingfisher PLC 4.50% 2010                                                                                     2,600            3,281
Bulgaria (Republic of) 7.50% 2013                                                                             1,638            2,505
Bulgaria (Republic of) 7.50% 2013                                                                               250              382
MBNA Europe Funding PLC 6.50% 2007                                                                            2,000            2,542
Anglian Water Services Financing PLC 4.625% 2013                                                              1,750            2,284


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

EUROS (continued)
Aries Vermogensverwaltungs GmbH, Series B, 7.75% 2009                                                   (euro)1,500     US$    2,122
Fortum Oyj 4.625% 2010                                                                                        1,590            2,056
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014(2)                                                            1,500            1,903
Sumitomo Mitsui Banking Corp. 4.375% 2014(2)                                                                  1,485            1,867
Dexia Municipal Agency 3.50% 2009(3)                                                                          1,428            1,770
NGG Finance PLC 6.125% 2011                                                                                   1,183            1,646
International Paper Co. 5.375% 2006                                                                           1,135            1,397
Stora Enso Oyj 5.125% 2014                                                                                    1,000            1,318
Household Finance Corp. 5.125% 2009                                                                           1,000            1,300
International Endesa BV 5.375% 2013                                                                             800            1,093
Telenet Communications NV 9.00% 2013                                                                            750            1,019
Deutsche Telekom International Finance BV 7.50% 2007(2)                                                         750              973
AEGON NV 4.625% 2008                                                                                            750              945
Diageo PLC 3.875% 2009                                                                                          750              931
Bank of America Corp. 3.625% 2008                                                                               750              924
JSG Holdings PLC 11.50% 2015(4)                                                                                 835              893
Munich Re Finance BV 6.75% 2023(2)                                                                              550              785
Finland (Republic of) 5.75% 2011                                                                                500              690
Iesy Repository GmbH 10.125% 2015                                                                               500              643
Governor and Company of the Bank of Ireland 6.45% 2010                                                          415              571
UniCredito Italiano SpA 5.00% 2011(2)                                                                           455              562
RWE Finance BV 6.125% 2012                                                                                      250              356
Lighthouse International Co. SA 8.00% 2014                                                                      250              319
Italian Government BTPS 0.95% 2010(1)                                                                           190              236
                                                                                                                             864,786

JAPANESE YEN -- 7.35%
Japanese Government 0.10% 2005                                                                         (Y)2,128,800           18,744
Japanese Government 0.40% 2006                                                                               50,000              441
Japanese Government 0.50% 2007                                                                              300,000            2,656
Japanese Government 0.90% 2008                                                                            8,143,500           72,734
Japanese Government 1.80% 2010                                                                            2,767,500           25,566
Japanese Government 0.50% 2013                                                                            6,224,250           51,921
Japanese Government 1.50% 2014                                                                            2,412,800           21,494
Fannie Mae 2.125% 2007                                                                                      570,000            5,206
Ontario (Province of) 1.875% 2010                                                                           382,000            3,544
Spain (Kingdom of) 3.10% 2006                                                                               370,000            3,353
SHL 1999-1 Corp. Ltd., Class A-2, 0.758% 2024(2,3)                                                           43,883              387
SHL 1999-1 Corp. Ltd., Class A-3, 2.09% 2024(3)                                                              84,391              752
KfW International Finance Inc. 1.75% 2010                                                                   100,000              923
                                                                                                                             207,721

BRITISH POUNDS -- 6.52%
United Kingdom 7.50% 2006                                                                            (pound)  1,750            3,201
United Kingdom 4.50% 2007                                                                                     1,575            2,790
United Kingdom 7.25% 2007                                                                                     2,875            5,390
United Kingdom 5.00% 2008                                                                                     3,650            6,557
United Kingdom 5.75% 2009                                                                                       250              467
United Kingdom 4.75% 2010                                                                                     5,150            9,290
United Kingdom 5.00% 2012                                                                                    13,500           24,821
United Kingdom 5.00% 2014                                                                                    17,255           32,038
United Kingdom 4.75% 2015                                                                                    10,450           19,126
United Kingdom 8.00% 2015                                                                                     6,460           14,884
United Kingdom 5.837% 2016(1)                                                                                 1,693            3,257
United Kingdom 6.00% 2028                                                                                     2,000            4,427
United Kingdom 4.25% 2032                                                                                     3,705            6,541
United Kingdom 4.25% 2036                                                                                       595            1,050


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

BRITISH POUNDS (continued)
Abbey National PLC 7.50% (undated)(2)                                                                  (pound)6,060      US$  12,637
Abbey National PLC 7.50% (undated)(2)                                                                           450              885
J Sainsbury PLC 6.125% 2017                                                                                   5,330            9,570
SLM Private Credit Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039(3,5)                             2,400            4,360
France Telecom 7.75% 2011(2)                                                                                  1,750            3,476
Halifax Building Society 8.75% 2006                                                                             500              908
Halifax Building Society 11.00% 2014                                                                            650            1,619
WT Finance (Aust) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017                      1,385            2,487
Telecom Italia SpA 6.375% 2019                                                                                1,250            2,392
General Electric Capital Corp., Series A, 7.25% 2007                                                            350              648
General Electric Capital Corp. 5.625% 2031                                                                      750            1,471
Cadbury Schweppes Finance PLC 4.875% 2010                                                                     1,000            1,761
Commerzbank 6.625% 2019                                                                                         800            1,604
UPM-Kymmene Corp. 6.625% 2017                                                                                   750            1,447
Wal-Mart Stores, Inc. 5.25% 2035                                                                                750            1,402
Tyco International Group SA 6.50% 2031                                                                          600            1,192
Lloyds TSB Bank PLC 6.625% 2015                                                                                 350              700
Llyods TSB Bank PLC 5.125% (undated)(2)                                                                         145              256
British Telecommunications PLC 5.75% 2028                                                                       500              897
Kingfisher PLC 5.625% 2014                                                                                      450              801
                                                                                                                             184,352

AUSTRALIAN DOLLARS -- 2.50%
Queensland Treasury Corp. 6.00% 2015                                                                       A$44,690           35,347
New South Wales Treasury Corp. 6.00% 2012                                                                    23,000           17,907
New South Wales Treasury Corp. 5.50% 2014                                                                    20,750           15,739
Australian Government 5.75% 2011                                                                              2,000            1,557
                                                                                                                              70,550

SWEDISH KRONOR -- 2.01%
Swedish Government 8.00% 2007                                                                           SKr  12,000            1,710
Swedish Government 5.00% 2009                                                                                62,590            8,707
Swedish Government 5.25% 2011                                                                               158,250           22,924
Swedish Government 6.75% 2014                                                                                88,000           14,553
AB Spintab 6.00% 2009                                                                                        62,800            8,994
                                                                                                                              56,888

ISRAELI SHEKELS -- 1.94%
Israel Government 7.00% 2011                                                                            ILS  42,000            9,832
Israel Government 7.50% 2014                                                                                186,490           44,933
                                                                                                                              54,765

SOUTH KOREAN WON -- 1.76%
Korean Government 4.50% 2008                                                                          KRW36,430,750           34,818
Korean Government 4.50% 2009                                                                              5,909,000            5,636
Korean Government 4.25% 2014                                                                             10,305,000            9,284
                                                                                                                              49,738

NEW TURKISH LIRE -- 1.75%
Turkey (Republic of) Treasury Bill 0% 2006                                                               TRY  9,000            6,158
Turkey (Republic of) Treasury Bill 0% 2006                                                                    5,515            3,564
Turkey (Republic of) 20.00% 2007                                                                             30,398           24,574
Turkey (Republic of) 15.00% 2010                                                                             19,277           15,120
                                                                                                                              49,416

POLISH ZLOTY -- 1.66%
Polish Government 5.75% 2010                                                                              PLZ45,000           14,414
Polish Government 6.00% 2010                                                                                 99,500           32,362
                                                                                                                              46,776

                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

ARGENTINE PESOS -- 1.49%
Argentina (Republic of) 2.00% 2016(6)                                                                     ARS11,900       US$  7,347
Argentina (Republic of) 6.501% 2033(1,4)                                                                     63,121           24,245
Argentina (Republic of) 0.72% 2038(1)                                                                        60,179           10,425
                                                                                                                              42,017

MEXICAN PESOS -- 1.43%
United Mexican States Government, Series M10, 10.50% 2011                                               MXP  10,011            1,048
United Mexican States Government, Series MI10, 8.00% 2013                                                    28,875            2,599
United Mexican States Government, Series MI10, 9.50% 2014                                                   117,000           11,522
United Mexican States Government, Series M20, 8.00% 2023                                                    178,587           15,387
United Mexican States Government, Series M20, 10.00% 2024                                                    94,500            9,759
                                                                                                                              40,315

DANISH KRONER -- 1.15%
Nykredit 4.00% 2035(3)                                                                                   DKr201,320           32,003
Realkredit Danmark A/S, Series 23D, 5.00% 2035(3)                                                             3,605              597
                                                                                                                              32,600

CANADIAN DOLLARS -- 0.57%
Canadian Government 7.25% 2007                                                                            C$  1,000              916
Canadian Government 5.50% 2010                                                                                1,500            1,396
Canadian Government 5.25% 2012                                                                               12,000           11,224
Canadian Government 5.75% 2029                                                                                  750              790
Manitoba Telecom Services Inc., Series 4, 5.85% 2009                                                          1,000              913
Thompson Corp. 6.50% 2007                                                                                       825              746
                                                                                                                              15,985

NEW ZEALAND DOLLARS -- 0.29%
New Zealand Government 6.50% 2013                                                                          NZ$3,000            2,159
New Zealand Government 4.50% 2016(1)                                                                          6,953            5,332
General Electric Capital Corp., Series A, 6.625% 2010                                                         1,125              775
                                                                                                                               8,266

INDONESIA RUPIAH -- 0.09%
Indonesia (Republic of) 14.00% 2009                                                                   IDR22,000,000            2,138
Indonesia (Republic of) 10.00% 2011                                                                       4,000,000              315
                                                                                                                               2,453

COLOMBIAN PESOS -- 0.04%
Colombia (Republic of) Global 12.00% 2015                                                              COP2,330,000            1,238

NORWEGIAN KRONER -- 0.00%
Norwegian Government 6.00% 2011                                                                              NOK500               87

U.S. DOLLARS -- 32.95%
U.S. Treasury 1.625% 2006(7)                                                                             US$  6,500            6,442
U.S. Treasury 1.875% 2006(7)                                                                                 17,475           17,369
U.S. Treasury 2.50% 2006(7)                                                                                   2,170            2,149
U.S. Treasury 6.875% 2006(7)                                                                                 13,095           13,319
U.S. Treasury 3.125% 2007(7)                                                                                  6,940            6,827
U.S. Treasury 3.25% 2007(7)                                                                                   7,250            7,133
U.S. Treasury 4.75% 2008(7)                                                                                  28,500           28,963
U.S. Treasury 3.625% 2008(1,7)                                                                                4,184            4,431
U.S. Treasury 3.375% 2008(7)                                                                                  5,000            4,881
U.S. Treasury 6.00% 2009(7)                                                                                   4,230            4,498


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
U.S. Treasury 5.75% 2010(7)                                                                               US$30,550        US$32,579
U.S. Treasury 3.00% 2012(1,7)                                                                                 6,329            6,887
U.S. Treasury 4.25% 2013(7)                                                                                  47,500           47,329
U.S. Treasury 4.00% 2014(7)                                                                                   4,250            4,153
U.S. Treasury 4.25% 2014(7)                                                                                  73,000           72,544
U.S. Treasury 4.25% 2014(7)                                                                                  15,950           15,833
U.S. Treasury 2.123% 2014(1,7)                                                                                7,232            7,378
U.S. Treasury 7.50% 2016(7)                                                                                   6,850            8,673
U.S. Treasury 8.875% 2017(7)                                                                                  1,750            2,454
U.S. Treasury 7.875% 2021(7)                                                                                    315              429
U.S. Treasury 5.25% 2028(7)                                                                                     336              366
U.S. Treasury 5.25% 2029(7)                                                                                  43,675           47,619
U.S. Treasury 3.875% 2029(1,7)                                                                                3,399            4,646
U.S. Treasury 6.25% 2030(7)                                                                                   4,685            5,819
Freddie Mac 4.125% 2010(7)                                                                                    6,500            6,387
Freddie Mac 4.054% 2033(2,3,7)                                                                                2,050            2,019
Freddie Mac 6.00% 2033(3,7)                                                                                   1,554            1,581
Freddie Mac 6.00% 2035(3,7)                                                                                   1,368            1,392
Freddie Mac 4.619% 2035(2,3,7)                                                                                6,446            6,374
Freddie Mac 4.647% 2035(2,3,7)                                                                                9,262            9,161
Freddie Mac 5.00% 2035(3,7)                                                                                  13,000           12,719
Aries Vermogensverwaltungs GmbH, Series C, 9.60% 2014(5)                                                      4,000            5,290
Aries Vermogensverwaltungs GmbH, Series C, 9.60% 2014                                                        19,500           25,789
Russian Federation 5.00%/7.50% 2030(8)                                                                       22,900           26,335
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012(3,7)                                                         3,000            2,961
Fannie Mae 5.00% 2017(3,7)                                                                                    2,522            2,520
Fannie Mae 5.00% 2019(3,7)                                                                                      759              757
Fannie Mae, Series 2001-4, Class GA, 10.254% 2025(2,3,7)                                                         47               52
Fannie Mae 3.761% 2033(2,3,7)                                                                                 2,490            2,443
Fannie Mae 5.50% 2034(3,7)                                                                                    3,882            3,884
Fannie Mae 5.50% 2034(3,7)                                                                                    1,478            1,479
Fannie Mae 6.00% 2034(3,7)                                                                                    1,013            1,031
Fannie Mae 5.00% 2035(3,7)                                                                                    7,250            7,097
Colombia (Republic of) Global 10.00% 2012                                                                     6,550            7,925
Colombia (Republic of) Global 10.75% 2013                                                                     2,500            3,154
Columbia (Republic of) Global 8.25% 2014                                                                      4,500            5,065
Enersis SA 7.375% 2014                                                                                       13,650           14,450
Dominican Republic 9.50% 2011(4,5)                                                                              278              307
Dominican Republic 9.50% 2011(4)                                                                              2,058            2,274
Dominican Republic 9.04% 2018(4,5)                                                                            4,228            4,714
Dominican Republic 9.04% 2018(4)                                                                              5,728            6,386
Scottish Power PLC 5.375% 2015                                                                               11,560           11,681
Scottish Power PLC 5.81% 2025                                                                                 1,225            1,242
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(3,5)                                                    2,280            2,207
Ras Laffan Liquefied Natural Gas II 5.298% 2020(3)                                                            1,725            1,726
Ras Laffan Liquefied Natural Gas III 5.838% 2027(3,5)                                                         8,000            8,042
France Telecom 7.75% 2011(2)                                                                                  9,630           10,947
Kazkommerts International BV 7.00% 2009(5)                                                                    2,250            2,337
Kazkommerts International BV 8.50% 2013                                                                       1,750            1,923
Kazkommerts International BV (CGMD) 7.375% 2014(2,5)                                                          1,250            1,300
Kazkommerts International BV 7.875% 2014(5)                                                                   3,500            3,706
Kazkommerts International BV 7.875% 2014                                                                        500              529
HBOS PLC 5.92% (undated)(5)                                                                                   9,500            9,541
Singapore Telecommunications Ltd. 6.375% 2011(5)                                                              8,400            9,044
Argentina (Republic of) 3.504% 2012(2)                                                                       11,300            8,989
TuranAlem Finance BV 8.00% 2014                                                                               2,600            2,698
TuranAlem Finance BV 8.50% 2015(5)                                                                            4,695            4,994


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Brazil (Federal Republic of) Global 9.25% 2010                                                             US$2,825         US$3,182
Brazil (Federal Republic of) Global 10.00% 2011                                                               2,500            2,919
Brazil (Federal Republic of) Global 11.00% 2040                                                               1,000            1,227
Telecom Italia Capital SA, Series B, 5.25% 2013                                                               7,150            7,111
Deutsche Telekom International Finance BV 8.50% 2010(2)                                                       2,500            2,837
Deutsche Telekom International Finance BV 8.75% 2030(2)                                                       3,250            4,208
PSEG Energy Holdings Inc. 8.625% 2008(7)                                                                        845              887
PSEG Power LLC 7.75% 2011(7)                                                                                  3,325            3,727
PSEG Power LLC 5.00% 2014(7)                                                                                  2,300            2,241
HVB Funding Trust I 8.741% 2031(5)                                                                            5,050            6,598
BNP Paribas 5.186% noncumulative (undated)(2,5)                                                               6,680            6,571
Open Joint Stock Co. Gazprom 9.125% 2007                                                                      3,250            3,456
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034(5)                                                        2,000            2,635
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                          530              527
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                        3,000            3,325
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                        1,500            1,663
DaimlerChrysler North America Holding Corp. 8.50% 2031                                                          300              364
General Motors Corp. 7.20% 2011(7)                                                                            1,020              913
General Motors Acceptance Corp. 7.25% 2011                                                                      630              586
General Motors Acceptance Corp. 6.875% 2012(7)                                                                  315              282
General Motors Acceptance Corp. 7.00% 2012(7)                                                                 1,255            1,135
General Motors Acceptance Corp. 6.07% 2014(2,7)                                                                 125              105
General Motors Acceptance Corp. 8.00% 2031(7)                                                                 1,000              875
Residential Capital Corp. 6.875% 2015(5)                                                                      1,510            1,583
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated)(2,5)                                                 5,650            5,448
SBC Communications Inc. 4.125% 2009(7)                                                                        3,250            3,171
SBC Communications Inc. 5.10% 2014(7)                                                                           900              893
SBC Communications Inc. 5.625% 2016(7)                                                                          500              512
SBC Communications Inc. 6.45% 2034(7)                                                                           520              551
Skandinaviska Enskilda Banken 6.875% 2009                                                                     1,985            2,107
Skandinaviska Enskilda Banken AB 5.471% (undated)(2,5)                                                        3,000            3,010
Development Bank of Singapore Ltd. 7.875% 2010(5)                                                             3,750            4,212
Development Bank of Singapore Ltd. 7.125% 2011(5)                                                               800              885
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.47% 2033(2,3,7)                               572              560
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class II-A-4, 5.90% 2036(3)                                4,125            4,153
Tengizchevroil Finance Co. S.ar.l., Series A, 6.124% 2014(3,5)                                                4,500            4,624
Household Finance Corp. 6.40% 2008(7)                                                                           500              522
HSBC Finance Corp. 5.00% 2015                                                                                 1,815            1,788
HSBC Capital Funding LP 4.61% (undated)(2,5)                                                                  2,250            2,158
State of Qatar 9.75% 2030                                                                                     2,750            4,235
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015(3,7)                            4,000            3,916
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037(3,7)        1,000              978
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042(3,7)          2,890            2,883
Sprint Capital Corp. 6.00% 2007(7)                                                                              250              254
Nextel Communications, Inc. 6.875% 2013(7)                                                                    2,660            2,826
Nextel Communications, Inc. 7.375% 2015(7)                                                                      625              670
Resona Bank, Ltd 7.191% (undated)(2,5)                                                                        3,565            3,697
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.903% 2035(2,3,7)                                    3,500            3,535
Liberty Mutual Group Inc. 6.50% 2035(5)                                                                       3,585            3,375
Cendant Corp. 6.25% 2008(7)                                                                                   1,655            1,696
Cendant Corp. 7.375% 2013(7)                                                                                  1,505            1,648
International Lease Finance Corp. 4.75% 2009(7)                                                                 750              744
American International Group, Inc. 4.25% 2013(7)                                                              1,185            1,133
International Lease Finance Corp. 5.875% 2013(7)                                                              1,400            1,461
Peru (Republic of) 9.875% 2015                                                                                1,750            2,244
Peru (Republic of) 7.35% 2025                                                                                 1,000            1,065
Polish Government 5.25% 2014                                                                                  3,200            3,300


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Federal Home Loan Bank 3.75% 2008(7)                                                                       US$3,250         US$3,180
Panama (Republic of) Global 9.625% 2011                                                                         280              336
Panama (Republic of) Global 9.375% 2012                                                                       1,315            1,598
Panama (Republic of) Global 10.75% 2020                                                                         750            1,048
Panama (Republic of) Global 9.375% 2029                                                                         130              166
El Salvador (Republic of) 7.65% 2035(5)                                                                       1,925            2,016
El Salvador (Republic of) 7.65% 2035                                                                          1,040            1,089
Guatemala (Republic of) 10.25% 2011(5)                                                                          750              920
Guatemala (Republic of) 10.25% 2011                                                                             990            1,214
Guatemala (Republic of) 9.25% 2013(5)                                                                           500              601
Guatemala (Republic of) 9.25% 2013                                                                              260              312
Korea Development Bank 4.625% 2010                                                                            3,000            2,964
Wal-Mart Stores, Inc. 4.125% 2010(7)                                                                          3,000            2,931
Lebanon (Republic of) 11.625% 2016                                                                            2,385            2,811
XL Capital Ltd. 5.25% 2014(7)                                                                                 1,885            1,822
Twin Reefs Asset Trust (XLFA), Series B, 4.728% (undated)(2,5)                                                  900              898
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036(3,7)                            750              804
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041(3,7)                          1,823            1,790
Pemex Project Funding Master Trust 9.125% 2010                                                                  500              586
Pemex Project Funding Master Trust, Series A, 5.75% 2015(5)                                                   2,000            1,982
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50% 2010                          250              277
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 10.75% 2011                         500              562
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                            1,500            1,687
Vodafone Group PLC 7.75% 2010                                                                                 2,250            2,512
Ford Motor Credit Co. 6.50% 2007(7)                                                                           1,000            1,001
Ford Motor Credit Co. 7.875% 2010(7)                                                                          1,500            1,461
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010(5)           1,760            1,719
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014(5)             700              696
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033(3,7)                         577              591
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034(3,7)                       1,200            1,234
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039(3,7)                          500              483
PETRONAS Capital Ltd. 7.00% 2012(5)                                                                           2,050            2,291
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023(3,5) 2,234            2,225
Turkey (Republic of) 11.875% 2030                                                                             1,500            2,209
Norske Skogindustrier ASA 7.625% 2011(5)                                                                      1,690            1,835
Norske Skogindustrier ASA 7.125% 2033(5)                                                                        360              366
AES Corp. 9.50% 2009                                                                                            750              821
AES Corp. 8.75% 2013(5)                                                                                       1,250            1,375
General Electric Co. 5.00% 2013(7)                                                                            1,000            1,010
General Electric Capital Corp., Series A, 6.75% 2032(7)                                                       1,000            1,180
Centex Corp. 4.75% 2008(7)                                                                                      525              522
Centex Corp. 5.25% 2015(7)                                                                                    1,735            1,665
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012(7)                       1,375            1,406
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013(7)                                 325              363
Sierra Pacific Resources 8.625% 2014                                                                            250              277
Lazard LLC 7.125% 2015(5)                                                                                     2,010            1,999
Banque Centrale de Tunisie 7.375% 2012                                                                        1,750            1,986
Telefonica Europe BV 7.75% 2010                                                                               1,750            1,975
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041(3,7)                        2,000            1,973
Drivetime Auto Owner Trust, Series 2004-C, Class A-3, XLCA insured, 3.493% 2010(3,5)                          2,000            1,973
Chohung Bank 4.50% 2014(2,5)                                                                                  2,000            1,937
SK Telecom Co., Ltd. 4.25% 2011(5)                                                                            2,000            1,927
Edison Mission Energy 10.00% 2008(7)                                                                          1,250            1,391
Edison Mission Energy 7.73% 2009(7)                                                                             500              530
Qwest Capital Funding, Inc. 7.75% 2006                                                                          320              325
Qwest Capital Funding, Inc. 7.00% 2009(7)                                                                       900              884
Qwest Capital Funding, Inc. 7.75% 2031                                                                          180              156
Qwest Services Corp. 13.50% 2010                                                                                270              311


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
U S WEST Capital Funding, Inc. 6.375% 2008(7)                                                             US$   170        US$   167
U S WEST Capital Funding, Inc. 6.875% 2028(7)                                                                    50               41
J.P. Morgan Chase & Co. 5.15% 2015(7)                                                                         1,880            1,872
Electronic Data Systems Corp., Series B, 6.50% 2013(2,7)                                                        480              492
Electronic Data Systems Corp. 7.45% 2029(7)                                                                   1,200            1,262
American Tower Corp. 7.125% 2012(7)                                                                           1,175            1,240
American Tower Corp. 7.50% 2012(7)                                                                              475              506
Hospitality Properties Trust 6.75% 2013(7)                                                                      690              740
Hospitality Properties Trust 5.125% 2015(7)                                                                   1,000              965
United Mexican States Government Global 7.50% 2033                                                            1,440            1,674
MDC Holdings, Inc. 5.50% 2013(7)                                                                              1,690            1,665
Corporacion Nacional del Cobre de Chile 5.625% 2035(5)                                                        1,675            1,664
Pulte Homes, Inc. 5.20% 2015(7)                                                                               1,750            1,660
Dynegy Holdings Inc. 10.125% 2013(5)                                                                          1,425            1,596
Six Flags, Inc. 9.75% 2013                                                                                      975              965
Six Flags, Inc. 9.625% 2014                                                                                     625              619
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033(3,7)                                495              508
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038(3,7)                               1,000            1,061
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028(3,7)                                            1,500            1,567
National Capital Trust II 5.486% (undated)(2,5)                                                               1,500            1,509
Toll Brothers, Inc. 6.875% 2012(7)                                                                              250              269
Toll Brothers, Inc. 4.95% 2014(7)                                                                             1,290            1,228
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010(3,5)                                              1,500            1,493
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-3, FSA insured, 3.402% 2009(3,7)         1,500            1,488
Bank of America, NA and First Union National Bank Commercial Mortgage Trust,
     Series 2001-3, Class A-1, 4.89% 2037(3,7)                                                                1,472            1,478
TFM, SA de CV 10.25% 2007                                                                                       585              629
TFM, SA de CV 12.50% 2012                                                                                       715              833
SLM Corp., Series A, 5.00% 2015(7)                                                                            1,375            1,370
Allied Waste North America, Inc., Series B, 8.875% 2008(7)                                                      250              262
Allied Waste North America, Inc., Series B, 5.75% 2011(7)                                                       250              234
Allied Waste North America, Inc., Series B, 7.375% 2014(7)                                                      900              851
Indonesia (Republic of) 6.75% 2014(5)                                                                         1,250            1,234
Empresa Nacional de Electricidad SA 8.35% 2013                                                                1,000            1,140
Petrozuata Finance, Inc., Series B, 8.22% 2017(3,5)                                                             660              634
Petrozuata Finance, Inc., Series B, 8.22% 2017(3)                                                               525              504
Quintiles Transnational Corp. 10.00% 2013(7)                                                                  1,000            1,130
Korea First Bank 7.267% 2034(2,5)                                                                             1,000            1,102
Comcast Cable Communications, Inc. 6.75% 2011(7)                                                              1,020            1,098
LBI Media, Inc. 10.125% 2012                                                                                  1,000            1,083
William Lyon Homes, Inc. 10.75% 2013                                                                          1,000            1,083
Seneca Gaming Corp. 7.25% 2012(7)                                                                             1,050            1,082
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98% 2031(3,5)                        1,000            1,079
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034(3,7)                              1,076            1,074
Kraft Foods Inc. 6.25% 2012(7)                                                                                1,000            1,069
Stoneridge, Inc. 11.50% 2012(7)                                                                               1,000            1,065
NiSource Finance Corp. 6.15% 2013(7)                                                                          1,000            1,061
Federal Agricultural Mortgage Corp. 4.25% 2008(7)                                                             1,000              993
BellSouth Corp. 4.20% 2009(7)                                                                                 1,000              981
CanWest Media Inc., Series B, 8.00% 2012                                                                        916              977
AMC Entertainment Inc. 9.875% 2012                                                                            1,000              968
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038(3,7)                                      1,000              946
Tenet Healthcare Corp. 6.375% 2011                                                                            1,000              938
Archstone-Smith Operating Trust 5.625% 2014(7)                                                                  910              935
Fairfax Financial Holdings Ltd. 7.75% 2012                                                                      960              926
General Maritime Corp. 10.00% 2013(7)                                                                           825              912
Verizon Global Funding Corp. 7.25% 2010(7)                                                                      790              874
Carmike Cinemas, Inc. 7.50% 2014                                                                              1,000              873


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Pathmark Stores, Inc. 8.75% 2012                                                                          US$   895           US$866
Triton PCS, Inc. 8.75% 2011                                                                                     375              308
Triton PCS, Inc. 9.375% 2011                                                                                    675              557
Downey Financial Corp. 6.50% 2014(7)                                                                            840              861
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014                                     925              857
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030(3,7)                           820              850
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013(7)                                                           850              848
RH Donnelley Inc. 10.875% 2012(5)                                                                               750              846
Molson Coors Capital Finance ULC 4.85% 2010(5)                                                                  850              844
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                                         750              838
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-1, 3.688% 2041(3,7)                 844              830
Clear Channel Communications, Inc. 5.75% 2013(7)                                                                835              827
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033(2,3,7)                   825              809
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(3,5)                                            760              802
Technical Olympic USA, Inc. 10.375% 2012                                                                        750              793
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012(7)                               750              788
Rite Aid Corp. 6.125% 2008(5)                                                                                   375              358
Rite Aid Corp. 6.875% 2013                                                                                      500              426
Petro Stopping Centers, LP 9.00% 2012(5)                                                                        200              198
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012                                                 585              579
Dex Media, Inc., Series B, 8.00% 2013(7)                                                                        750              774
Payless ShoeSource, Inc. 8.25% 2013(7)                                                                          750              771
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030(3,7)                                      761              770
American Cellular Corp., Series B, 10.00% 2011                                                                  500              548
Dobson Cellular Systems, Inc. 9.875% 2012                                                                       200              220
Abitibi-Consolidated Inc. 8.55% 2010                                                                            750              767
AMH Holdings, Inc. 0%/11.25% 2014(8)                                                                          1,500              758
Ispat Inland ULC 9.75% 2014(7)                                                                                  649              756
SBA Communications Corp. 8.50% 2012                                                                             690              754
Health Net, Inc. 9.875% 2011(2,7)                                                                               615              725
Argosy Gaming Co. 7.00% 2014(7)                                                                                 650              724
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010(3,7)                                                717              716
HealthSouth Corp. 8.375% 2011                                                                                   375              359
HealthSouth Corp. 7.625% 2012                                                                                   375              353
Gold Kist Inc. 10.25% 2014(7)                                                                                   626              711
THL Buildco, Inc. 8.50% 2014                                                                                    370              342
NTK Holdings Inc. 0%/10.75% 2014(8)                                                                             650              367
Earle M. Jorgensen Co. 9.75% 2012(7)                                                                            650              709
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 4.14% 2035(2,3,7)            700              701
Warner Chilcott Corp. 8.75% 2015(5)                                                                             720              695
Jefferson Smurfit Corp. (U.S.) 8.25% 2012(7)                                                                    525              496
Stone Container Corp. 8.375% 2012                                                                               205              196
Riddell Bell Holdings Inc. 8.375% 2012                                                                          690              683
Aztar Corp. 7.875% 2014(7)                                                                                      650              683
Ecuador (Republic of) 9.00% 2030(2)                                                                             715              678
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013                          590              667
Kabel Deutschland GmbH 10.625% 2014(5)                                                                          600              666
Foundation PA Coal Co. 7.25% 2014(7)                                                                            625              655
American Media Operations, Inc., Series B, 10.25% 2009                                                          315              308
American Media Operations, Inc. 8.875% 2011                                                                     380              338
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008(7)                                            650              641
Graphic Packaging International, Inc. 8.50% 2011                                                                650              640
Jacuzzi Brands, Inc. 9.625% 2010(7)                                                                             600              639
Rhodia 10.25% 2010                                                                                              600              638
Columbia/HCA Healthcare Corp. 7.00% 2007(7)                                                                     600              616
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031(3,7)                         610              616
Cox Communications, Inc. 4.625% 2010(7)                                                                         625              612


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Wells Fargo & Co. 3.50% 2008(7)                                                                              US$625           US$610
Buffets, Inc. 11.25% 2010                                                                                       600              606
Cablevision Systems Corp., Series B, 8.00% 2012(7)                                                              620              605
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011(7)                                            555              601
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015                                                  550              597
Goodman Global Holdings 7.875% 2012(5)                                                                          650              592
Dyncorp International LLC 9.50% 2013(5)                                                                         560              588
Carnival Corp. 6.15% 2008                                                                                       565              584
Owens-Illinois, Inc. 7.35% 2008(7)                                                                              400              410
Owens-Brockway Glass Container Inc. 7.75% 2011(7)                                                               160              167
Amkor Technology, Inc. 9.25% 2008                                                                               560              528
Amkor Technology, Inc. 10.50% 2009                                                                               50               43
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014                                575              546
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012                                                   500              538
Fisher Communications, Inc. 8.625% 2014                                                                         500              536
Argo-Tech Corp. 9.25% 2011(7)                                                                                   500              533
Ukraine Government 11.00% 2007                                                                                  491              521
SunGard Data Systems Inc. 9.125% 2013(5)                                                                        500              521
Host Marriott, LP, Series K, 7.125% 2013(7)                                                                     500              513
Georgia-Pacific Corp. 9.375% 2013(7)                                                                            455              510
ACE INA Holdings Inc. 5.875% 2014(7)                                                                            500              510
Washington Mutual, Inc. 5.625% 2007(7)                                                                          500              506
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006(7)                                              500              505
Playtex Products, Inc. 9.375% 2011                                                                              475              498
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                                     500              496
Dominion Resources, Inc., Series B, 4.125% 2008(7)                                                              500              493
Encore Acquisition Co. 6.00% 2015(5)                                                                            500              490
Building Materials Corp. of America 7.75% 2014(7)                                                               500              488
United Rentals (North America), Inc. 7.75% 2013(7)                                                              500              485
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014(7)                                               500              476
Sumitomo Mitsui Banking Corp. 5.625% (undated)(2,5)                                                             470              469
K&F Industries, Inc. 7.75% 2014                                                                                 460              467
Celestica Inc. 7.875% 2011                                                                                      225              231
Celestica Inc. 7.625% 2013                                                                                      235              236
Williams Companies, Inc. 8.75% 2032(7)                                                                          390              462
Blockbuster Inc. 9.50% 2012(5)                                                                                  525              436
Regal Cinemas Corp., Series B, 9.375% 2012(9)                                                                   400              423
Gaylord Entertainment Co. 8.00% 2013                                                                            400              422
Telenet Group Holding NV 0%/11.50% 2014(5,8)                                                                    490              403
Spectrum Brands, Inc. 7.375% 2015                                                                               430              389
Standard Aero Holdings, Inc. 8.25% 2014                                                                         400              389
Iron Mountain Inc. 7.75% 2015(7)                                                                                380              388
Cooper-Standard Automotive Inc. 7.00% 2012(7)                                                                   350              322
Cooper-Standard Automotive Inc. 8.375% 2014(7)                                                                   75               63
WDAC Subsidiary Corp. 8.375% 2014(5)                                                                            375              365
Equistar Chemicals, LP 10.125% 2008(7)                                                                          325              351
Bombardier Recreational Products Inc. 8.375% 2013                                                               325              342
Jostens IH Corp. 7.625% 2012                                                                                    325              330
Mohegan Tribal Gaming Authority 6.375% 2009(7)                                                                  320              322
Dollarama Group LP 8.875% 2012(5)                                                                               325              319
Rockwood Specialties Group, Inc. 7.50% 2014(5)                                                                  325              317
Tenneco Automotive Inc. 8.625% 2014                                                                             310              314
Texas Genco LLC and Texas Genco Financing Corp. 6.875% 2014(5)                                                  300              307
Pogo Producing Co. 6.875% 2017(5)                                                                               300              306
Electricidad de Caracas Finance BV 10.25% 2014(5)                                                               270              287
Hawaiian Telcom Communications, Inc. 9.75% 2013(5)                                                              275              282
UCAR Finance Inc. 10.25% 2012                                                                                   260              280


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Williams Scotsman, Inc. 8.50% 2015(5)                                                                        US$275 US$          280
WCI Communities, Inc. 9.125% 2012(7)                                                                            250              259
Schering-Plough Corp. 5.55% 2013(2,7)                                                                           250              258
Emmis Communications Corp. 9.745% 2012(2)                                                                       250              253
JSG Funding PLC 9.625% 2012                                                                                     250              252
Neiman Marcus Group, Inc. 9.00% 2015(4,5)                                                                       250              252
ICI Wilmington, Inc. 4.375% 2008                                                                                250              246
American Medical Response, Inc. and EmCare Holdings, Inc. 10.00% 2015(5)                                        225              244
Neenah Paper, Inc. 7.375% 2014(7)                                                                               250              242
Ahern Rentals, Inc. 9.25% 2013(5)                                                                               225              231
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014(7)                                             240              231
MedCath Holdings Corp. 9.875% 2012                                                                              210              230
Reader's Digest Association, Inc. 6.50% 2011(7)                                                                 225              229
Loews Cineplex Entertainment Corp. 9.00% 2014                                                                   230              225
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015     230              224
Intelsat, Ltd. 8.25% 2013(5)                                                                                    220              222
ACIH, Inc. 0%/11.50% 2012(5,8)                                                                                  300              204
Exelon Corp. 4.90% 2015(7)                                                                                      210              199
Team Health, Inc. 9.00% 2012                                                                                    160              170
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032(3,7)                159              165
Delphi Corp. 6.50% 2013                                                                                         240              162
Young Broadcasting Inc. 10.00% 2011                                                                             170              161
Jamaican Government 9.00% 2015                                                                                  150              156
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.582% 2027(2,3,5)                                 149              152
Ashtead Group PLC 8.625% 2015(5)                                                                                125              132
Accuride Corp. 8.50% 2015                                                                                       125              123
Visteon Corp. 7.00% 2014                                                                                        130              113
Elizabeth Arden, Inc. 7.75% 2014                                                                                100              102
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023(3,5)                 94               95
PETCO Animal Supplies, Inc. 10.75% 2011(7)                                                                       75               83
Government National Mortgage Assn. 8.50% 2021(3,7)                                                                2                2
                                                                                                                             930,848

Total bonds & notes (cost: $2,593,012,000)                                                                                 2,658,801

Rights & warrants -- 0.00%                                                                                    Shares

U.S. DOLLARS -- 0.00%
GT Group Telecom Inc., warrants, expire 2010 (Canada)(5,9,10)                                                    1               --*

Total rights & warrants (cost: $52,000)                                                                                          --*

Preferred securities -- 1.23%

U.S. DOLLARS -- 1.07%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares(2,5)               8,800,000            9,860
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred(2,5)                                     4,320,000            4,823
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred(2,5)                               3,670,000            3,997
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred(2,5)                             7,140,000            8,032
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred(2,5)                                         2,200,000            2,429
RBS Capital Trust I 4.709% noncumulative trust preferred(2)                                               1,000,000              966
                                                                                                                              30,107


                                                                                                                        Market value
Preferred securities                                                                                         Shares            (000)

EURO -- 0.16%
HSBC Capital Funding LP 8.03% noncumulative preferred(2)                                                  3,000,000  US$       4,580

Total preferred securities (cost: $34,998,000)                                                                                34,687

Common stocks -- 0.00%

U.S. DOLLARS -- 0.00%
Delta Air Lines, Inc.(10)                                                                                    34,503               26

Total common stocks (cost: $204,000)                                                                                              26

                                                                                                   Principal amount
Short-term securities -- 4.71%                                                                                 (000)

Barton Capital LLC 3.59%-3.80% due 10/12-10/14/2005(5,7)                                                  US$22,700           22,670
National Australia Funding (DE) Inc. 3.74% due 10/4/2005(5)                                                  22,500           22,491
Total Capital S.A. 3.775% due 10/3/2005(5)                                                                   20,000           19,994
Swedish Export Credit Corp. 3.75% due 10/5/2005                                                              15,000           14,992
Rabobank USA Financials Corp. 3.72% due 10/13/2005(7)                                                        14,600           14,580
American Honda Finance Corp. 3.61% due 10/24/2005(7)                                                         14,000           13,966
BMW U.S. Capital Corp. 3.64%-3.85% due 10/3-11/14/2005(5,7)                                                  12,800           12,782
Hershey Co. 3.60% due 11/3/2005(5,7)                                                                          6,200            6,179
Freddie Mac 3.58% due 11/1/2005(7)                                                                            5,500            5,483

Total short-term securities (cost: $133,137,000)                                                                             133,137

Total investment securities (cost: $2,761,403,000)                                                                         2,826,651
Other assets less liabilities                                                                                                (1,307)

Net assets                                                                                                              US$2,825,344


(1)  Index-linked  bond whose  principal  amount moves with a government  retail price index.
(2)  Coupon rate may change periodically.
(3)  Pass-through  securities  backed by a pool of  mortgages  or other loans on which principal  payments are periodically made.  Therefore,  the effective maturities are shorter than the stated maturities.
(4)  Payment in kind; the issuer has the option of paying additional  securities in lieu of cash.
(5)  Purchased  in a private  placement  transaction;  resale  may be limited to
     qualified   institutional   buyers;   resale  to  the  public  may  require
     registration.  The  total  value  of all  such  restricted  securities  was
     $262,595,000, which represented 9.29% of the net assets of the fund.
(6)  Company not making  scheduled  interest  payments;  bankruptcy  proceedings pending.
(7)  This security, or a portion of this security,  has been segregated to cover funding requirements on investment transactions settling in the future.
(8)  Step bond; coupon rate will increase at a later date.
(9)  Valued  under fair value  procedures  adopted by  authority of the Board of
     Directors.
(10) Security did not produce income during the last 12 months.

*Amount less than one thousand.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund, Inc. (the “Fund”) as of September 30, 2005, and for the year then ended and have issued our report thereon dated November 9, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
Costa Mesa, California
November 9, 2005

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a) (1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND, INC.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and PEO

Date: December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and PEO

Date: December 8, 2005

By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer and PFO

Date: December 8, 2005